                                                                   Exhibit 10.11

                           LINE OF CREDIT AGREEMENT


                         Dated as of January 26, 1999


                                 By And Among



                              HUGHES SUPPLY, INC.

                                      AND

             SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION,
                   individually and as Administrative Agent,
                          FIRST UNION NATIONAL BANK,
                   individually and as Documentation Agent,
                              NATIONSBANK, N.A.,
                     individually and as Syndication Agent
                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                         individually and as Co-Agent,
                             ABN AMRO BANK, N.V.,
                                PNC BANK, N.A.,
                             WACHOVIA BANK, N.A.,
                             THE FIFTH THIRD BANK,
                          HIBERNIA NATIONAL BANK and
             other financial institutions becoming a party hereto


====================================================================
                                King & Spalding
                          191 Peachtree Street, N.E.
                            Atlanta, Georgia 30303
                          Attn: Carolyn Zander Alford
                                (404) 572-4600

                               TABLE OF CONTENTS


                                                                         PAGE
DEFINITIONS; CONSTRUCTION.................................................  2
-------------------------
     Definitions..........................................................  2
     -----------
     Accounting Terms and Determination................................... 18
     ----------------------------------
     Other Definitional Terms............................................. 18
     ------------------------
     Exhibits and Schedules............................................... 18
     ----------------------
LINE OF CREDIT COMMITMENT................................................. 18
-------------------------
     Line of Credit Commitment; Use of Proceeds........................... 18
     ------------------------------------------
     Line of Credit Notes; Repayment of Principal......................... 19
     --------------------------------------------
     Voluntary Reduction of Line of Credit Commitments.................... 19
     -------------------------------------------------
     Extension of the Line of Credit Termination Date..................... 19
     ------------------------------------------------
GENERAL LOAN TERMS........................................................ 20
     Funding Notices...................................................... 20
     ---------------
     Disbursement of Funds................................................ 22
     ---------------------
     Interest............................................................. 23
     --------
     Interest Periods..................................................... 24
     ----------------
     Fees................................................................. 25
     ----
     Voluntary Prepayments of Borrowings.................................. 25
     -----------------------------------
     Payments, etc........................................................ 26
     -------------
     Interest Rate Not Ascertainable, etc................................. 28
     ------------------------------------
     Illegality........................................................... 28
     ----------
     Increased Costs...................................................... 29
     ---------------
     Lending Offices...................................................... 30
     ---------------
     Funding Losses....................................................... 30
     --------------
     Assumptions Concerning Funding of Eurodollar Advances................ 31
     -----------------------------------------------------
     Apportionment of Payments............................................ 31
     -------------------------
     Sharing of Payments, Etc............................................. 31
     ------------------------
     Capital Adequacy..................................................... 32
     ----------------
     Benefits to Guarantors............................................... 32
     ----------------------
     Limitation on Certain Payment Obligations............................ 32
     -----------------------------------------
CONDITIONS TO BORROWINGS.................................................. 33
------------------------
     Conditions Precedent to Initial Line of Credit Loans................. 33
     ----------------------------------------------------
     Conditions to All Line of Credit Loans............................... 35
     --------------------------------------
REPRESENTATIONS AND WARRANTIES............................................ 36
------------------------------
     Organization and Qualification....................................... 37
     ------------------------------
     Corporate Authority.................................................. 37
     -------------------
     Financial Statements................................................. 37
     --------------------
     Tax Returns.......................................................... 37
     -----------
     Actions Pending...................................................... 38
     ---------------
     Representations; No Defaults......................................... 38
     ----------------------------
     Title to Properties.................................................. 38
     -------------------
     Enforceability of Agreement.......................................... 38
     ---------------------------

     Consent.............................................................. 38
     -------
     Use of Proceeds; Federal Reserve Regulations......................... 39
     --------------------------------------------
     ERISA................................................................ 39
     -----
     Subsidiaries......................................................... 39
     ------------
     Outstanding Indebtedness............................................. 40
     ------------------------
     Conflicting Agreements............................................... 40
     ----------------------
     Pollution and Other Regulations...................................... 40
     -------------------------------
     Possession of Franchises, Licenses, Etc.............................. 41
     ---------------------------------------
     Patents, Etc......................................................... 41
     ------------
     Governmental Consent................................................. 41
     --------------------
     Disclosure........................................................... 42
     ----------
     Insurance Coverage................................................... 42
     ------------------
     Labor Matters........................................................ 42
     -------------
     Intercompany Loans; Dividends........................................ 42
     -----------------------------
     Burdensome Restrictions.............................................. 43
     -----------------------
     Investment Company Act, Etc.......................................... 43
     ---------------------------
     Notice of Non-Compliance with Laws................................... 43
     ----------------------------------
     Year 2000 Issues..................................................... 43
     ----------------
AFFIRMATIVE COVENANTS..................................................... 43
---------------------
     Corporate Existence, Etc............................................. 44
     ------------------------
     Compliance with Laws, Etc............................................ 44
     -------------------------
     Payment of Taxes and Claims, Etc..................................... 44
     --------------------------------
     Keeping of Books..................................................... 44
     ----------------
     Visitation, Inspection, Etc.......................................... 44
     ---------------------------
     Insurance; Maintenance of Properties................................. 44
     ------------------------------------
     Reporting Covenants.................................................. 45
     -------------------
     Financial Covenants.................................................. 48
     -------------------
     Notices Under Certain Other Indebtedness............................. 49
     ----------------------------------------
     Additional Guarantors................................................ 49
     ---------------------
     Financial Statements; Fiscal Year.................................... 49
     ---------------------------------
     Ownership of Guarantors.............................................. 49
     -----------------------
NEGATIVE COVENANTS........................................................ 49
------------------
     Indebtedness......................................................... 50
     ------------
     Liens................................................................ 50
     -----
     Mergers, Acquisitions, Sales, Etc.................................... 51
     ---------------------------------
     Investments, Loans, Etc.............................................. 52
     -----------------------
     Sale and Leaseback Transactions...................................... 52
     -------------------------------
     Transactions with Affiliates......................................... 53
     ----------------------------
     Optional Prepayments................................................. 53
     --------------------
     Changes in Business.................................................. 53
     -------------------
     ERISA................................................................ 53
     -----
     Additional Negative Pledges.......................................... 53
     ---------------------------
     Limitation on Payment Restrictions Affecting Consolidated Companies.. 54
     -------------------------------------------------------------------
     Actions Under Certain Documents...................................... 54
     -------------------------------
EVENTS OF DEFAULT......................................................... 54
-----------------

     Payments............................................................. 54
     --------
     Covenants Without Notice............................................. 54
     ------------------------
     Other Covenants...................................................... 54
     ---------------
     Representations...................................................... 55
     ---------------
     Non-Payments of Other Indebtedness................................... 55
     ----------------------------------
     Defaults Under Other Agreements...................................... 55
     -------------------------------
     Bankruptcy........................................................... 55
     ----------
     ERISA................................................................ 56
     -----
     Money Judgment....................................................... 56
     --------------
     Ownership of Credit Parties and Pledged Entities..................... 56
     ------------------------------------------------
     Change in Control of Borrower........................................ 56
     -----------------------------
     Default Under Other Credit Documents................................. 57
     ------------------------------------
     Attachments.......................................................... 57
     -----------
THE AGENT................................................................. 57
---------
     Appointment of Administrative Agent.................................. 57
     -----------------------------------
     Nature of Duties of Administrative Agent............................. 58
     ----------------------------------------
     Lack of Reliance on the Administrative Agent......................... 58
     --------------------------------------------
     Certain Rights of the Administrative Agent........................... 59
     ------------------------------------------
     Reliance by Administrative Agent..................................... 59
     --------------------------------
     Indemnification of Administrative Agent.............................. 59
     ---------------------------------------
     The Administrative Agent in Its Individual Capacity.................. 59
     ---------------------------------------------------
     Holders of Line of Credit Notes...................................... 60
     -------------------------------
     Successor Administrative Agent....................................... 60
     ------------------------------
     Documentation Agent.................................................. 60
     -------------------
     Syndication Agent.................................................... 61
     -----------------
MISCELLANEOUS............................................................. 61
-------------
     Notices.............................................................. 61
     -------
     Amendments, Etc...................................................... 61
     ---------------
     No Waiver; Remedies Cumulative....................................... 62
     ------------------------------
     Payment of Expenses, Etc............................................. 62
     ------------------------
     Right of Setoff...................................................... 63
     ---------------
     Benefit of Agreement................................................. 64
     --------------------
     Governing Law; Submission to Jurisdiction............................ 66
     -----------------------------------------
     Independent Nature of Lenders' Rights................................ 67
     -------------------------------------
     Counterparts......................................................... 67
     ------------
     Effectiveness; Survival.............................................. 67
     -----------------------
     Severability......................................................... 67
     ------------
     Independence of Covenants............................................ 68
     -------------------------
     Change in Accounting Principles, Fiscal Year or Tax Laws............. 68
     --------------------------------------------------------
     Headings Descriptive; Entire Agreement............................... 68
     --------------------------------------
     Time is of the Essence............................................... 68
     ----------------------
     Usury................................................................ 68
     -----
     Construction......................................................... 68
     ------------
     Waiver of Effect of Corporate Seal................................... 69
     ----------------------------------
          IN.............................................................. 70

                                   SCHEDULES
                                   ---------

Schedule 5.01      Organization and Ownership of Subsidiaries
Schedule 5.11 Employee Benefit Matters
Schedule 5.14 Conflicting Agreements
Schedule 5.15 (a)  Environmental Compliance
Schedule 5.22   Intercompany Loans
Schedule 7.01 (b)  Existing Indebtedness
Schedule 7.02 Existing Liens



                                   EXHIBITS
                                   --------

Exhibit A     Form of Syndicate Note
Exhibit B     Form of Competitive Bid Note
Exhibit C     Form of Closing Certificate
Exhibit D     Form of Assignment and Acceptance

                           LINE OF CREDIT AGREEMENT
                           ------------------------



          THIS LINE OF CREDIT AGREEMENT, dated as of January 26, 1999 (the "Agreement") by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, ("SunTrust Bank, Central Florida") a national banking association, FIRST UNION NATIONAL BANK, a national banking association, NATIONSBANK, N.A., a national banking association, SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association, HIBERNIA NATIONAL BANK, a national banking association and such other financial institutions becoming a party hereto from time to time, (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK, as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), NATIONSBANK, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, as Co-agent for the Lenders (in such capacity, the "Co-Agent").

                             W I T N E S S E T H :
                             ---------------------

          WHEREAS, Borrower has requested that the Lenders establish a $75,000,000 line of credit facility in favor of Borrower, and subject to the terms and conditions contained herein, the Lenders are willing to establish such line of credit facility in favor of Borrower subject to the terms and conditions set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

                           DEFINITIONS; CONSTRUCTION
                           -------------------------

          Section 1.1.    Definitions. As used in this Agreement, and in any
                          -----------
instrument, certificate, document or report delivered pursuant hereto, the following terms shall have the following meanings (to be equally applicable to both the singular and plural forms of the term defined):

          "Administrative Agent" shall mean SunTrust Bank, Central Florida, a
           --------------------
national banking association, as administrative agent for the Lenders hereunder and under the other Credit Documents, and each successor administrative agent.

          "Adjusted LIBO Rate" shall mean with respect to each Interest Period
           ------------------
for a Eurodollar Advance, the rate obtained by dividing (A) LIBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum
                                               -----
rate (stated as a decimal) of all reserves requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurodollar liabilities as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D). The Administrative Agent shall promptly notify the Borrower of any such reserve requirements that become applicable.

          "Advance" shall mean any principal amount advanced and remaining
           -------
outstanding at any time under the Line of Credit Loans, which Advance shall be made or outstanding as a Base Rate Advance, Competitive Bid Advance or Eurodollar Advance, as the case may be.

          "Affiliate" of any Person means any other Person directly or
           ---------
indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

          "Agents" shall mean, collectively, the Administrative Agent, the
           ------
Documentation Agent, the Syndication Agent and the Co-Agent.

          "Agreement" shall mean this Line of Credit Agreement, either as
           ---------
originally executed or as it may be from time to time supplemented, amended, restated, renewed or extended and in effect.

          "Applicable Facility Fee Percentage" shall mean the percentage
           ----------------------------------
designated below based on Borrower's Leverage Ratio for the most recently ended fiscal quarter for which financial statements have been delivered pursuant to
Section 6.07(a) or (b):

----------------------------------------------------------------------
        Leverage Ratio                      Applicable Facility Fee
                                         Percentage for Line of Credit
                                                  Commitments:
----------------------------------------------------------------------

        Less than 0.4:1.0                           0.125%
----------------------------------------------------------------------

      Greater than or equal to
    0.4:1.0 but less than 0.45:1.0                  0.15%
----------------------------------------------------------------------

      Greater than or equal to
    0.45:1.0 but less than 0.5:1.0                  0.175%
----------------------------------------------------------------------

----------------------------------------------------------------
   Greater than or equal to
 0.5:1.0 but less than 0.55:1.0               0.225%

----------------------------------------------------------------
   Greater than or equal to
           0.55:1.0                           0.275%
----------------------------------------------------------------


provided, however, that:
--------  -------

          (a) The Applicable Facility Fee Percentage in effect as of the date of execution and delivery of this Agreement is .175% for the Line of Credit Commitments, and such percentage shall remain in effect until such time as the Applicable Facility Fee Percentage may be adjusted as hereinafter provided; and

          (b) Adjustments, if any, to the Applicable Facility Fee Percentages based on changes in the ratios set forth above shall be made and become effective on the first day of the fiscal quarter immediately following delivery of the financial statements required pursuant to Section 6.07(b), and (ii) on the first day of the second fiscal quarter immediately following the last day of any fiscal year of Borrower.

          (c) Notwithstanding the foregoing, at any time during which Borrower has failed to deliver the financial statements and certificates when required by Section 6.07(a) and (b), as the case may be, the Applicable Facility Fee Percentage shall be 0.275% until such time as the delinquent financial statements are delivered at which time the Applicable Facility Fee Percentage shall be reset as provided above.

          "Applicable Margin" shall mean  the percentage designated below based
           -----------------
on Borrower's Leverage Ratio for the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 6.07(a) or
(b):


----------------------------------------------------------------
        Leverage Ratio           Applicable Margin for Line of
                                  Credit Commitments:
----------------------------------------------------------------

        Less than 0.4:1.0                     0.275%
----------------------------------------------------------------

      Greater than or equal to
 0.4:1.0 but less than 0.45:1.0               0.35%
----------------------------------------------------------------

      Greater than or equal to
 0.45:1.0 but less than 0.5:1.0               0.575%
----------------------------------------------------------------

      Greater than or equal to
 0.5:1.0 but less than 0.55:1.0               0.65%

----------------------------------------------------------------
Greater than or equal to
        0.55:1.0                           0.85%

----------------------------------------------------------------

provided, however, that:
--------  -------

          (a) The Applicable Margin in effect as of the date of execution and delivery of this Agreement is .575% for the Line of Credit Commitments, and such percentage shall remain in effect until such time as the Applicable Margin may be adjusted as hereinafter provided; and

          (b) Adjustments, if any, to the Applicable Margin based on changes in the ratios set forth above shall be made and become effective on the first day of the fiscal quarter immediately following delivery of the financial statements required pursuant to Section 6.07(b), and (ii) on the first day of the second fiscal quarter immediately following the last day of any fiscal year of Borrower.

          (c) Notwithstanding the foregoing, at any time during which Borrower has failed to deliver the financial statements and certificates when required by Section 6.07(a) and (b), as the case may be, the Applicable Margin shall be 0.85% until such time as the delinquent financial statements are delivered at which time the Applicable Margin shall be reset as provided above

          "Asbestos Laws" means the common law in all federal, state and local
           -------------
and foreign jurisdictions and other laws in such jurisdictions, and regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, now or hereafter in effect relating to or concerning asbestos or asbestos-containing material, including without limitation, exposure to asbestos or asbestos-containing material.

          "Asset Value" shall mean, with respect to any property or asset of any
           -----------
Consolidated Company as of any particular date, an amount equal to the greater of (i) the then book value of such property or asset as established in accordance with GAAP, and (ii) the then fair market value of such property or asset as determined in good faith by the board of directors of such Consolidated Company.

          "Assignment and Acceptance" shall mean an assignment and acceptance
           -------------------------
entered into by a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit D.
                                                   ---------

          "Bankruptcy Code" shall mean The Bankruptcy Code of 1978, as amended
           ---------------
and in effect from time to time (11 U.S.C. (S) 101 et seq.).
                                                   -- ---

          "Base Rate" shall mean (with any change in the Base Rate to be
           ---------
effective as of the date of change of either of the following rates) the higher of (a) the rate which the Administrative Agent designates from time to time to be its prime lending rate, as in effect from time to time, and (b) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers; Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate.

          "Base Rate Advance" shall mean an Advance bearing interest based on
           -----------------
the Base Rate.

          "Base Rate Loan" shall mean any Line of Credit Loan hereunder which
           --------------
bears interest at the Base Rate.

          "Borrowing" shall mean the incurrence by Borrower under any Facility
           ---------
of Advances of one Type concurrently having the same Interest Period or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

          "Business Day" shall mean, with respect to Eurodollar Loans, any day
           ------------
other than a day on which commercial banks are closed or required to be closed for domestic and international business, including dealings in Dollar deposits on the London interbank market, and with respect to all other Line of Credit Loans and matters, any day other than Saturday, Sunday and a day on which commercial banks are required to be closed for business in Atlanta, Georgia, or Orlando, Florida.

          "Capitalized Lease Obligations" shall mean all lease obligations which
           -----------------------------
have been or are required to be, in accordance with GAAP, capitalized on the books of the lessee.

          "CERCLA" has the meaning set forth in Section 5.15(a) of this
           ------
Agreement.

          "Change in Control Provision" shall mean any term or provision
           ---------------------------
contained in any indenture, debenture, note, or other agreement or document evidencing or governing Indebtedness of Borrower evidencing debt or a commitment to extend loans in excess of $5,000,000 which requires, or permits the holder(s) of such Indebtedness of Borrower to require that such Indebtedness of Borrower be redeemed, repurchased, defeased, prepaid or repaid, either in whole or in part, or the maturity of such Indebtedness of Borrower to be accelerated in any respect, as a result of a change in ownership of the capital stock of Borrower or voting rights with respect thereto.

          "Closing Date" shall mean the date on or before January 26, 1999, on
           ------------
which the initial Line of Credit Loans are made and the conditions set forth in
Section 4.01 are satisfied or waived in accordance with Section 10.02.

          "Co-Agent" shall mean SouthTrust Bank, National Association, a
           --------
national banking association, as co-agent for the Lenders hereunder and under the other Credit Documents, and each successor co-agent.

          "Commitment Letter" shall mean that certain letter agreement, dated as
           -----------------
of December 21, 1998, executed by SunTrust Equitable Securities Corporation, SunTrust Bank, Central Florida, and First Union National Bank and acknowledged and agreed to by the Borrower.

          "Competitive Bid Advance" shall mean an Advance bearing interest based
           -----------------------
on a Competitive Bid Rate.

          "Competitive Bid Loan" shall mean a Line of Credit Loan made by a
           --------------------
Lender on a competitive bid basis as provided in Article II.

          "Competitive Bid Note" shall mean a promissory note evidencing
           --------------------
Competitive Bid Loans in the form attached hereto as Exhibit B.
                                                     ---------

          "Competitive Bid Rate" shall mean the interest rate charged by a
           --------------------
Lender on a Competitive Bid Loan.

          "Consolidated Amortization" shall mean, for any fiscal period of the
           -------------------------
Borrower, amortization of the Consolidated Companies for such period determined on a consolidated basis in accordance with GAAP.

          "Consolidated Companies" shall mean, collectively, Borrower and all of
           ----------------------
its Subsidiaries.

          "Consolidated Depreciation" shall mean, for any fiscal period of the
           -------------------------
Borrower, depreciation of the Consolidated Companies for such period determined on a consolidated basis in accordance with GAAP.

          "Consolidated EBITR" shall mean, for any fiscal period of the
           ------------------
Borrower, an amount equal to Consolidated Net Income (Loss) for such period,

plus, to the extent deducted in determining Consolidated Net Income (Loss), (i)
----
Consolidated Tax Expense for such period, (ii) Consolidated Interest Expense for such period, and (iii) Consolidated Rental Expense for such period.

          "Consolidated EBITDAR" shall mean, for any fiscal period of the
           --------------------
Borrower, an amount equal to Consolidated Net Income (Loss) for such period plus
                                                                            ----
to the extent deducted in determining Consolidated Net Income (Loss), (i) Consolidated Interest Expense for such period, (ii) Consolidated Tax Expense for such period, (iii) Consolidated Depreciation for such period, (iv) Consolidated Amortization for such period and (v) Consolidated Rental Expense for such period.

          "Consolidated Interest Expense" shall mean, for any fiscal period of
           -----------------------------
Borrower, total interest expense (including without limitation, interest expense attributable to capitalized leases in accordance with the GAAP and any program costs incurred by Borrower in connection with sales of accounts receivable pursuant to a securitization program) of the Consolidated Companies for such period, determined on a consolidated basis.

          "Consolidated Net Income (Loss)" shall mean, for any fiscal period of
           ------------------------------
Borrower, the net income (or loss) of the Consolidated Companies for such period (taken as a single accounting period) determined on a consolidated basis in conformity with GAAP; provided that there shall be excluded therefrom (i) any
                      -------- ----
items of gain or loss which were included in determining such Consolidated Net Income and were not realized in the ordinary course of business or the result of a sale of assets other than in the ordinary course of business; and (ii) the income (or loss) of any party accrued prior to the date such becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, or such party's assets are acquired by any Consolidated Company, unless such party is acquired in a transaction accounted for as a pooling of interests.

          "Consolidated Net Worth" shall mean as of the date of determination,
           ----------------------
the Borrower's total shareholder's equity of such date as determined in accordance with GAAP.

          "Consolidated Rental Expense" shall mean, for any fiscal period of
           ---------------------------
Borrower, total operating lease expense of the Consolidated Companies for such period, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Tax Expense" shall mean, for any fiscal period of the
           ------------------------
Borrower, tax expense of the Consolidated Companies for such period determined on a consolidated basis in accordance with GAAP.

          "Contractual Obligation" of any Person shall mean any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

          "Credit Documents" shall mean, collectively, this Agreement, the Line
           ----------------
of Credit Notes, the Guaranty Agreements, and all other Guaranty Documents, if any.

          "Credit Parties" shall mean, collectively, each of Borrower, the
           --------------
Guarantors, and every other Person who, from time to time, executes a Credit Document with respect to all or any portion of the Obligations.

          "Default" shall mean any condition or event which, with notice or
           -------
lapse of time or both, would constitute an Event of Default.

          "Documentation Agent" shall mean First Union National Bank, a national
           -------------------
banking association, as documentation agent for the Lenders hereunder and under the other Credit Documents, and each successor documentation agent.

          "Dollar" and "U.S. Dollar" and the sign "$" shall mean lawful money of
           ------
the United States of America.

          "Eligible Assignee" shall mean (i) a commercial bank organized under
           -----------------
the laws of the United States of America, or any state thereof, , or organized under the laws of any other country with a Lending Office in the United States of America, having total assets in excess of $1,000,000,000 or any commercial finance or asset-based lending Affiliate of any such commercial bank and (ii) any Lender or any Affiliate of any Lender.

          "Environmental Laws" shall mean all federal, state, local and foreign
           ------------------
statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, now or hereafter in effect (including, without limitation, Asbestos Laws), relating to pollution or protection of the environment and relating to public health and safety, relating to (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous constituents, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. (S) 7401 et
                                                                              --
seq.), (ii) the Clean Water Act (33 U.S.C. (S) 1251 et seq.), (iii) the Resource
---                                                 -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), (iv) the Toxic
                                                  -- ---
Substances Control Act (15 U.S.C. (S) 2601 et seq.) and (v) the Comprehensive
                                           -- ---
Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. (S) 9601 et seq.).
                                                                 -- ---

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended and in effect from time to time.

          "ERISA Affiliate" shall mean, with respect to any Person, each trade
           ---------------
or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

          "Eurodollar Advance" shall mean an Advance bearing interest based on
           ------------------
the Adjusted LIBO Rate.

          "Eurodollar Loan" shall mean any Line of Credit Loan hereunder which
           ---------------
bears interest based on the Adjusted LIBO Rate.

          "Event of Default" shall have the meaning set forth in Article VIII.
           ----------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time, and any successor statute thereto.

          "Executive Officer" shall mean with respect to any Person (other than
           -----------------
a Guarantor), the President, Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties, and with respect to a Guarantor, the President.

          "Extension of Credit" shall mean the making of a Line of Credit Loan
           -------------------
or the conversion of a Line of Credit Loan of one Type into a Line of Credit Loan of another Type.

          "Facility" or "Facilities" shall mean the Line of Credit Commitment
           --------      ----------
and Line of Credit Loans.

          "Facility Fee" shall have the meaning assigned to such term in Section
           ------------
3.05(a).

          "Federal Funds Rate" shall mean for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

          "Fee Letter" shall mean that certain letter agreement, dated as of
           ----------
December 21, 1998, executed by SunTrust Equitable Securities Corporation, SunTrust Bank, Central Florida and First Union National Bank and acknowledged and agreed to by the Borrower, pursuant to which the Borrower agreed to pay certain fees specified in such letter agreement.

          "Fees" shall mean, collectively, the Facility Fee and any other fees
           ----
specified in the Fee Letter.

          "Final Maturity Date" shall mean the date on which all commitments
           -------------------
have been terminated and all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article VIII.

          "Fixed Charge Coverage Ratio" shall mean, as of any date of
           ---------------------------
determination, the ratio of (A) Consolidated EBITDAR to (B) the sum of (i) Consolidated Interest Expense plus (ii) Consolidated Rental Expense, in each case measured for the four fiscal quarter period ending on such date (or if such date is not the last day of any fiscal quarter, for the four fiscal quarter period ending immediately prior to such date).

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Guaranteed Indebtedness" shall mean, as to any Person, any obligation
           -----------------------
of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

          "Guarantors" shall mean, collectively, each Material Subsidiary of the
           ----------
Borrower that has executed the Guaranty Agreement as of the Closing Date, together with all other Material Subsidiaries that hereafter execute supplements to the Guaranty Agreement, and their respective successors and permitted assigns.

          "Guaranty Agreement" shall mean the Subsidiary Guaranty Agreement,
           ------------------
dated as of the date hereof, executed by certain of Borrower's Subsidiaries in favor of the Lenders and the Administrative Agent, as the same may be amended, restated or supplemented from time to time.

          "Guaranty Documents" shall mean, collectively, the Guaranty Agreement,
           ------------------
and each other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document guaranteeing or securing the Obligations, as the same may be amended, restated, or supplemented from time to time.

          "Hazardous Materials" shall mean oil, petroleum or chemical liquids or
           -------------------
solids, liquid or gaseous products, asbestos, or any other hazardous waste or hazardous substances, including, without limitation, hazardous medical waste or any other substance described in any Hazardous Materials Law.

          "Hazardous Materials Law" shall mean the Comprehensive Environmental
           -----------------------
Response Compensation and Liability Act as amended by the Super Fund Amendments and Reauthorization Act, 42 U.S.C. (S) 9601, the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, the state hazardous waste laws, as such laws may from time to time be in effect, and related regulations, and all similar laws and regulations.

          "Hazardous Substances" has the meaning assigned to that term in
           --------------------
CERCLA.

          "Hughes Family" shall mean (i) David H. Hughes, Vincent S. Hughes,
           -------------
Russell V. Hughes, (ii) any of their direct family members (including, without limitation, lineal ancestors and descendants, siblings, and lineal descendants of siblings), (iii) any trusts and profit sharing plans and stock option plans established for the sole benefit of the foregoing, and (iv) the heirs and personal representatives of the foregoing.

          "Indebtedness" of any Person shall mean, without duplication (i) all
           ------------
obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all Guaranteed Indebtedness of such Person (including contingent reimbursements obligations under undrawn financial letters of credit but not performance letters of credit) (iii) all Capitalized Lease Obligations;
(iv) all Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) all obligations or other liabilities under currency contracts, interest rate contracts, interest rate protection agreements or similar agreements or combinations thereof. Notwithstanding the foregoing, in determining the Indebtedness of any Person, there shall be included all obligations of such Person of the character referred to in clauses
(i) through (v) above deemed to be extinguished under GAAP but for which such Person remains legally liable except to the extent that such obligations (x) have been defeased in accordance with the terms of the applicable instruments governing such obligations and (y) the accounts or other assets dedicated to such defeasance are not included as assets on the balance sheet of such Person.

          "Intercompany Loan Documents" shall mean, collectively, the promissory
           ---------------------------
notes and all related loan, subordination, and other agreements, to the extent that they exist, relating in any manner to the Intercompany Loans.

          "Intercompany Loans" shall mean, collectively, (i) the loans more
           ------------------
particularly described on Schedule 5.22 and (ii) those loans or other extensions
                          -------------
of credit made by any Consolidated Company to another Consolidated Company satisfying the terms and conditions set forth in Section 7.01 or as may otherwise be approved in writing by the Administrative Agent and the Required Lenders.

          "Interest Period" shall mean (i) with respect to Competitive Bid
           ---------------
Loans, such periods agreed upon between Borrower and Lenders, and (ii) with respect to Eurodollar Advances, the period of 1, 2, 3 or 6 months selected by the Borrower, in case of clause (ii) pursuant to the terms of the credit facility and subject to customary adjustments in duration; provided, that (a)
                                                           --------
the first day of an Interest Period must be a Business Day, (b) any Interest Period that would otherwise end on a day that is not a Business Day for Eurodollar Loans shall be extended to the next succeeding Business Day for Eurodollar Loans, unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day for Eurodollar Loans, and (c) Borrower may not elect an Interest Period that would extend beyond the Line of Credit Termination Date.

          "Investment" shall mean, when used with respect to any Person, any
           ----------
direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

          "Lender" or "Lenders" shall mean the banks and lending institutions
           ------      -------
listed on the signature pages hereof, and each assignee thereof, if any, pursuant to Section 10.06.

          "Lending Office" shall mean for each Lender the office such Lender may
           --------------
designate in writing from time to time to Borrower and the Administrative Agent with respect to each Type of Line of Credit Loan.

          "Leverage Ratio" shall mean, as of any date of determination, the
           --------------
ratio of Total Funded Debt as of such date to Total Capitalization as of such date.

          "LIBOR" shall mean, for any Interest Period, the offered rates for
           -----
deposits in U.S. dollars for a period comparable to the Interest Period appearing on the Telerate Page 3750, as of 11:00 a.m. London time on the day
that is two business days prior to the Interest Period.    If at least two such
rates appear on the Telerate Page 3750, the rate for that Interest Period will be the arithmetic mean of such rates, rounded, if necessary, to the next higher 1/16 of 1.0%. If the foregoing rate is unavailable from the Telerate Page 3750 for any reason, then such rate shall be determined by the Administrative Agent from the Reuters Screen LIBOR Page, or if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Administrative Agent to Borrower and the Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

          "Lien" shall mean any mortgage, pledge, security interest,
           ----
encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any capital lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Line of Credit Commitment" or "Commitment" shall mean at any time for
           -----------------------------------------
any Lender, the amount of such commitment set forth opposite such Lender's name on the signature pages hereof or in any assignment hereafter executed by any assignee of a Lender pursuant to Section 10.06, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to
Section 2.03, any assignment thereof pursuant to Section 10.06, or any amendment thereof pursuant to Section 10.02.

          "Line of Credit Loans" or "Loans" shall mean, collectively, the line
           --------------------      -----
of credit loans made to Borrower by the Lenders pursuant to Section 2.01.

          "Line of Credit Note" shall mean any of the Syndicate Notes or the
           -------------------
Competitive Bid Notes either as originally executed or as the same may be from time to time supplemented, modified, amended, renewed or extended.

          "Line of Credit Termination Date" shall mean the earlier of (i)
           -------------------------------
January 25, 2000 and (ii) the date on which the Line of Credit Commitments are terminated in accordance with Article VIII.

          "Materially Adverse Effect" shall mean the occurrence of an event,
           -------------------------
which would (i) cause the recognition of a liability, as required by Statement of Financial Accounting Standards No. 5, in the current quarter financial statements in the amount of $15,000,000 or more, or (ii) cause an auditor to have a substantial doubt about the ability of Borrower to continue as a going concern after consideration of management's plans as described in Statement of Auditing Standards, No. 59.

          "Material Subsidiary" shall mean each Subsidiary of Borrower, now
           -------------------
existing or hereinafter established or acquired, that at any time prior to the Final Maturity Date, has or acquires total assets in excess of $1,000,000 or that accounted for or produced more than 5% of the Consolidated EBITR of Borrower on a consolidated basis during any of the three most recently completed fiscal years of Borrower.

          "Multiemployer Plan" shall have the meaning set forth in Section
           ------------------
4001(a)(3) of ERISA.

          "Notice of Borrowing" shall have the meaning provided in Section 3.01.
           -------------------

          "Notice of Continuation/Conversion" shall have the meaning provided in
           ---------------------------------
Section 3.01.

          "Obligations" shall mean all amounts owing to the Agents and all
           -----------
Lenders pursuant to the terms of this Agreement or any other Credit Document, including without limitation, all Line of Credit Loans (including all principal and interest payments due thereunder), fees, expenses, indemnification and reimbursement obligations, payments, indebtedness, liabilities, and obligations of the Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

          "Payment Office" shall mean, for any Lender, the "Payment Office"
           --------------
listed on its signature page to this Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any
           ----
successor thereto.

          "Permitted Liens" shall mean those Liens expressly permitted by
           ---------------
Section 7.02.

          "Person" shall mean and shall include an individual, a partnership, a
           ------
joint venture, a corporation, a trust, an unincorporated association, a government or any department or agency thereof and any other entity whatsoever.

          "Plan" shall mean any employee benefit plan, program, arrangement,
           ----
practice or contract, maintained by or on behalf of the Borrower or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

               (i)    Executive Arrangements - any bonus, incentive
                      ----------------------
     compensation, stock option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

               (ii)   ERISA Plans - any "employee benefit plan" as defined in
                      -----------
     Section 3(3) of ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits;

               (iii)  Other Employee Fringe Benefits - any stock purchase,
                      ------------------------------
     vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

          "Pro Rata Share" shall mean, with respect to each of the Line of
           --------------
Credit Commitments of each Lender and each Line of Credit Loan to be made by and each payment (including, without limitation, any payment of principal, interest or fees) to be made to each Lender, the percentage designated as such Lender's Pro Rata Share of such Line of Credit Commitments, such Line of Credit Loans or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender or in any assignment hereafter executed by an assignee of a Lender pursuant to Section 10.06, in each case as such Pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement.

          "Regulation D" shall mean Regulation D of the Board of Governors of
           ------------
the Federal Reserve System, as the same may be in effect from time to time.

          "Required Lenders" shall mean, at any time, Lenders holding at least
           ----------------
sixty-six and two-thirds percent (66 2/3%) of the then aggregate amount of the Line of Credit Commitments and the aggregate outstanding Line of Credit Loans.

          "Requirement of Law" for any Person shall mean the articles or
           ------------------
certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reuters Screen" shall mean, when used in connection with any
           --------------
designated page and LIBOR, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

          "Revolving Credit Agreement" shall mean that certain Revolving Credit
           --------------------------
Agreement, dated as of the date hereof, by and among Borrower, SunTrust Bank, Central Florida, as Administrative Agent, First Union National Bank, as Documentation Agent, NationsBank N.A., as Syndication Agent, SouthTrust Bank, National Association, as Co-Agent, and the banks and lending institutions from time to time parties thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Subordinated Debt" shall mean all Indebtedness of Borrower and its
           -----------------
Subsidiaries subordinated to all obligations of Borrower and its Subsidiaries or any other Credit Party arising under this Agreement, the Line of Credit Notes and the Guaranty Agreement on terms and conditions satisfactory in all respects to the Administrative Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Administrative Agent and Required Lenders.

          "Subsidiary" shall mean, with respect to any Person, any corporation
           ----------
or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

          "Syndicate Loan" shall mean the Line of Credit Loans made to Borrower
           --------------
hereunder other than Competitive Bid Loans.

          "Syndicate Note" shall mean a promissory note evidencing Syndicate
           --------------
Loans in the form attached hereto as Exhibit A.
                                     ---------

          "Syndication Agent" shall mean NationsBank, N.A., a national banking
           -----------------
association, as syndication agent for the Lenders hereunder and under the other Credit Documents, and each successor syndication agent.

          "Tax Code" shall mean the Internal Revenue Code of 1986, as amended
           --------
and in effect from time to time.

          "Taxes" shall mean any present or future taxes, levies, imposts,
           -----
duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States of America, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

          "Telerate" shall mean, when used in connection with any designated
           --------
page and "LIBOR," the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to "LIBOR").

          "Total Capitalization" shall mean, as of any date of determination,
           --------------------
the sum of (i) Total Funded Debt plus (ii) Consolidated Net Worth as of such
                                 ----
date.

          "Total Commitment" shall mean the sum of the Lenders' Line of Credit
           ----------------
Commitments as such Total Commitment may be reduced by voluntary reduction, prepayment or nonrenewal of a Lender's Line of Credit Commitment as provided herein.

          "Total Funded Debt" shall mean all Indebtedness of the Consolidated
           -----------------
Companies that by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendable at the option of the debtor to a date one year or more (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided that Total Funded Debt shall include, as at any date of determination, any portion of such Indebtedness outstanding on such date which matures on demand or within one year from such date (whether by sinking fund, other required prepayment, or final payment at maturity) and shall also include all Indebtedness of the Consolidated Companies for borrowed money under a line of credit, guidance line, revolving credit, bankers acceptance facility or similar arrangement for borrowed money, including, without limitation, all unpaid drawings under letters of credit and unreimbursed amounts pursuant to letter of credit reimbursement agreements, regardless of the maturity date thereof.

          "Type" of Borrowing shall mean a Borrowing consisting of Base Rate
           ----
Advances, Eurodollar Advances or Competitive Bid Advances.

          "United States of America" shall mean the fifty (50) States and the
           ------------------------
District of Columbia

          "Wholly Owned Subsidiary" shall mean any Subsidiary, all the stock or
           -----------------------
ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Borrower either directly or indirectly.

          "Year 2000 Issues" shall mean the actual and anticipated costs,
           ----------------
claims, losses, and liabilities associated with the inability of certain computer and software applications to effectively handle data that includes dates prior to, on, spanning or after January 1, 2000, as such inability in respect of any Consolidated Company affects the business, operations, and financial condition of any Consolidated Company.

          Section 1.2.    Accounting Terms and Determination.  Unless otherwise
                          ----------------------------------
defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP.

          Section 1.3.    Other Definitional Terms.  The words "hereof",
                          ------------------------
"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

          Section 1.4.    Exhibits and Schedules.  All Exhibits and Schedules
                          ----------------------
attached hereto are by reference made a part hereof.

ARTICLE 2

                           LINE OF CREDIT COMMITMENT
                           -------------------------

          Section 2.1.    Line of Credit Commitment; Use of Proceeds.
                          -------------------------------------------

          (1) Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make to Borrower from time to time on and after the Closing Date, but prior to the Line of Credit Termination Date, Line of Credit Loans in an aggregate amount outstanding at any time not to exceed such Lender's Line of Credit Commitment. Borrower shall be entitled to repay and reborrow Line of Credit Loans in accordance with the provisions hereof.

          (2) Each Line of Credit Loan shall, at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Syndicate Loans (comprised of Base Rate Advances or Eurodollar Advances) or Competitive Bid Loans. The aggregate principal amount of each Borrowing of Line of Credit Loans comprised of Eurodollar Advances shall not be less than $2,000,000 or a greater integral multiple of $100,000. The aggregate principal amount of each Borrowing of Competitive Bid Loans shall not be less than $2,000,000. The aggregate principal amount of each Borrowing of Line of Credit Loans comprised of Base Rate Advances shall not be less than $250,000 or a greater integral multiple of $10,000. At no time shall the number of Borrowings outstanding under this Article II exceed ten; provided that, for
                                                            --------
the purpose of determining the number of Borrowings outstanding and the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings of Base Rate Advances under this Facility shall be considered as one Borrowing. The parties hereto agree that (i) the aggregate principal balance of the Line of Credit Loans (including the Competitive Bid Loans) of the Lenders as a group shall not exceed the aggregate principal amounts of all Line of Credit Commitments, (ii) no Lender shall be obligated to make Syndicate Loans in excess of the Line of Credit Commitment of such Lender, (iii) no Lender shall be obligated hereunder to extend Competitive Bid Loans or to make quotes for such Line of Credit Loans and (iv) a Lender may elect, in its discretion, to extend

Competitive Bid Loans which, either alone or together with the Syndicate Loans of such Lender, exceed the Line of Credit Commitment of such Lender.

          (3) The proceeds of the Line of Credit Loans shall be used solely to provide liquidity for the payment of commercial paper issued by Borrower from time to time pursuant to the Borrower's unrated commercial paper program with SunTrust Bank, Atlanta or any of its Affiliates. Line of Credit Loans plus the amount of all commercial paper issued by Borrower may not at any one time exceed seventy-five million dollars ($75,000,000).

          Section 2.2.    Line of Credit Notes; Repayment of Principal.
                          --------------------------------------------

          (1) Borrower's obligations to pay the principal of, and interest on, the Syndicate Loans and the Competitive Bid Loans to each Lender shall be evidenced by the records of the Administrative Agent and such Lender and by the Syndicate Note and the Competitive Bid Note, respectively, payable to such Lender (or the assignor of such Lender) completed in conformity with this Agreement .

          (2) All outstanding principal amounts under the Line of Credit Loans shall be due and payable at the earlier of (i) the Line of Credit Termination Date or (ii) acceleration of the indebtedness as provided in Article VIII.

          Section 2.3.    Voluntary Reduction of Line of Credit Commitments.
                          -------------------------------------------------
Upon at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Line of Credit Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Line of Credit Commitments of each of the Lenders, (ii) any partial termination pursuant to this Section 2.03 shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000, and
(iii) no such reduction shall be permitted if prohibited or without payment of all costs required to be paid hereunder with respect to a prepayment. If the aggregate outstanding amount of the Line of Credit Loans exceeds the amount of the Line of Credit Commitments as so reduced, Borrower shall immediately repay the Line of Credit Loans by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount and any amounts due under
Section 3.12 hereof.

          Section 2.4.    Extension of the Line of Credit Termination Date.
                          ------------------------------------------------
Borrower may, on and before two hundred ten (210) days prior to the then current Line of Credit Termination Date, request in writing an extension of the Line of Credit Termination Date. The Lenders may, in the exercise of their sole discretion, extend the Line of Credit Termination Date for an additional one hundred eighty (180) days. The Lenders shall notify the Borrower in writing of such election no later than one hundred eighty (180) days prior to then Line of Credit Termination Date. If any Lender elects to extend the Line of credit Termination Date for such one hundred eighty (180) day period beyond the Line of Credit Termination Date, then effective as of the then current Line of Credit Termination Date, the Line of Credit Termination Date for such Lender's Line of Credit Commitment shall be extended to the date one hundred eighty (180) days from the then current Line of Credit Termination Date. In the event that any Lender elects not to extend the then current Line of Credit Termination Date, such Lender's Line of Credit Commitment shall terminate on the then current Line of Credit Termination Date, and all Line of Credit Loans made by such Lender to the Borrower shall be due and payable in full on the then current Line of Credit Termination Date. Failure by any Lender to respond to the request by the Borrower to extend the Line of Credit Termination Date shall be deemed to be an election by such Lender not to extend the Line of Credit Termination Date.

ARTICLE 3

                                 GENERAL LOAN TERMS

          Section 3.1.    Funding Notices.
                          ---------------

          (1) (i) Whenever Borrower desires to make a Borrowing of Syndicate Loans under its Line of Credit Commitments (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(i)), it shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Notice of Borrowing") at its Payment Office such Notice of Borrowing to be given prior to (x) 11:00 A.M. (local time for the Administrative Agent) one (1) Business Day prior to the requested date of such Borrowing in the case of Base Rate Advances, (y) 11:00 A.M. (local time for the Administrative Agent) three (3) Business Days prior to the requested date of such Borrowing in the case of Eurodollar Advances and (z) prior to 1:00 P.M. (local time for the Administrative Agent) on the requested date of such Borrowing in the case of Competitive Bid Advances. Notices received after 11:00 A.M. for Base Rate Advances and Eurodollar Advances and 1:00 P.M. for Competitive Bid Advances shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify the aggregate principal amount of the Borrowing, the date of Borrowing (which shall be a Business Day), and whether the Borrowing is to consist of Base Rate Advances or Eurodollar Advances and (in the case of Eurodollar Advances) the Interest Period to be applicable thereto.

          (ii) Whenever Borrower desires to make a Borrowing of Competitive Bid Loans under its Line of Credit Commitments (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(ii)), it shall give the Administrative Agent notice that the Lenders are requested to provide Competitive Bid Rates for Interest Periods identified by Borrower, such Interest Periods not to exceed 180 days. Notices must comply with notice requirements of each respective Lender, which shall be communicated by Lenders to Borrower from time to time. Each Lender in its discretion may, but shall not be obligated to, submit a quote to the Borrower in connection with such request. The Borrower shall then be entitled, in its sole discretion, to elect to incur all or any part of the Competitive Bid Loan offered by one or more of the Lenders that have elected to provide quotes for any of the Interest Periods and at the rate(s) quoted by such Lender(s). The Competitive Bid Loans incurred by the Borrower in connection with such a request for quotes shall not exceed (i) with respect to all Lenders then providing quotes, the then unutilized Line of Credit Commitments of all Lenders as a group, and (ii) with respect to each Lender providing a quote, the amount bid by such Lender in connection with such Lender's quote. The Borrower shall notify the Administrative Agent and such Lender or Lenders of its election in accordance with the procedures established with such Lender or Lenders, having no obligation to report the terms thereof; provided, however, that if any Borrowing of Eurodollar Advances
               --------  -------
must be made as Base Rate Advances as a result of a determination made by the Administrative Agent pursuant to Section 3.09, such Notice of Borrowing may be revoked by Borrower no later than one (1) Business Day prior to the date of funding.

          (2) (i) Whenever Borrower desires to convert all or a portion of an outstanding Borrowing of Syndicate Loans under its Line of Credit Commitments, which Borrowing consists of Base Rate Advances into one or more Borrowings consisting of Eurodollar Advances or to continue outstanding a Borrowing consisting of Eurodollar Advances for a new Interest Period, it shall give the Administrative Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as Eurodollar Advances. Such notice (a "Notice of Continuation/Conversion") shall be given prior to 11:00 A.M. (local time for the Administrative Agent) on the date specified at the Payment Office of the Administrative Agent. Each such Notice of Continuation/Conversion shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation and the Interest Period applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing, Borrower shall have failed to deliver the Notice of Continuation/Conversion, Borrower shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. So long as any Executive Officer of Borrower has knowledge that any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued as (upon expiration of the current Interest Period) Eurodollar Advances unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Borrowing of Eurodollar Advances shall be permitted except on the last day of the Interest Period in respect thereof.

          (ii) Whenever Borrower desires to continue all or a portion of an outstanding Borrowing of Competitive Bid Loans under its Line of Credit Commitments for a new Interest Period, it may request that the Lenders provide quotes for Competitive Bid Rates in the same manner prescribed in Section 3.01(a)(ii) for funding. Whenever Borrower desires to convert all or a portion of an outstanding Borrowing of Competitive Bid Loans under its Line of Credit Commitments into a Borrowing of Syndicate Loans it shall comply with the provisions prescribed in Section 3.01(b)(i) for conversion of Syndicate Loans. If, upon the expiration of any Interest Period in respect of any Competitive Bid Borrowing, Borrower shall have failed to deliver the Notice of Continuation/Conversion, or Lenders fail to provide such quotes, Borrower shall be deemed to have elected to convert or continue such Borrowing to a Borrowing of a Syndicate Loan consisting of Base Rate Advances. So long as any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into (upon expiration of the current Interest Period) Eurodollar Advances. No conversion of any Borrowing into Eurodollar Advances shall be permitted except on the last day of the Interest Period in respect thereof.

          (3) Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent and the Lenders may act without liability upon the basis of telephonic notice believed by the Administrative Agent or the Lender in good faith to be from Borrower prior to receipt of written confirmation. In each such case, Borrower hereby waives the right to dispute the Administrative Agent's and the Lender's record of the terms of such telephonic notice.

          (4) The Administrative Agent shall promptly give each Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Administrative Agent pursuant to this Section 3.01 with respect to the Line of Credit Commitments.

          Section 3.2.   Disbursement of Funds.
                         ---------------------

          (1) No later than 11:00 A.M. (local time for the Administrative Agent) on the date of each Borrowing of Syndicate Loans pursuant to the Line of Credit Commitments (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(i)), each Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Administrative Agent. The Administrative Agent will make available to Borrower the aggregate of the amounts (if any) so made available by the Lenders to the Administrative Agent in a timely manner by crediting such amounts to Borrower's demand deposit account maintained with the Administrative Agent or at Borrower's option, to effect a wire transfer of such amounts to Borrower's account specified by the Borrower, by the close of business on such Business Day. In the event that the Lenders do not make such amounts available to the Administrative Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

          (2) No later than 2:00 P.M. (local time for the applicable Lender) on the date of each Borrowing of Competitive Bid Loans (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(ii)), the Lender making any Competitive Bid Loan will make available the amount of such Borrowing in immediately available funds by wire transfer to an account specified by the Borrower, by the close of business on such Business Day on the date of each Borrowing pursuant to the Line of Credit Commitments (other than one resulting from a conversion or continuation pursuant to Section 3.01(b)(ii)).

          (3) Unless the Administrative Agent shall have been notified by the Lender making any Syndicate Loan prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date and the Administrative Agent may make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for the Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Line of Credit Commitments hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (4) All Borrowings of Syndicate Loans shall be loaned by the Lenders on the basis of their Pro Rata Share of the Line of Credit Commitments. All Borrowings of Competitive Bid Loans under the Line of Credit Commitments shall be loaned by the Lenders whose quotes were accepted by the Borrower. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Line of Credit Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Line of Credit Commitments hereunder.

          Section 3.3.   Interest.
                         --------

          (1) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Syndicate Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (on the basis of a 360-day year) equal to the applicable rates indicated below:

          (i) For Base Rate Advances--The Base Rate in effect from time to time; and

          (ii) For Eurodollar Advances--The relevant Adjusted LIBO Rate plus the Applicable Margin.

          (2) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Competitive Bid Loans made to Borrower from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at times and at rates per annum (on the basis of a 360-day year) equal to the applicable rates agreed upon between Borrower and the Lender making such Competitive Bid Loans.

          (3) Overdue principal and, to the extent not prohibited by applicable law, overdue interest, in respect of the Line of Credit Loans, whether Syndicate Loans or Competitive Bid Loans, and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue:

          (i) in the case of overdue principal and interest with respect to all Line of Credit Loans outstanding as Eurodollar Advances and Competitive Bid Advances, at the rate otherwise applicable for the then-current Interest Period plus an additional two percent (2.0%) per annum; thereafter at the
            ----
     rate in effect for Base Rate Advances plus an additional two percent (2.0%)
                                           ----
     per annum; and

          (ii) in the case of overdue principal and interest with respect to all other Line of Credit Loans outstanding as Base Rate Advances, and all other Obligations hereunder (other than Line of Credit Loans), at a rate equal to the applicable Base Rate plus an additional two percent (2.0%) per annum;
                              ----

provided that no Line of Credit Loan shall bear interest after maturity, whether
--------
by non-payment at scheduled due date, acceleration, notice of prepayment or otherwise at a rate per annum less than two percent (2.0%) per annum in excess of the rate of interest applicable thereto at maturity.

          (4) Interest on each Line of Credit Loan shall accrue from and including the date of such Line of Credit Loan to, but excluding, the date of any repayment thereof; provided that, if a Line of Credit Loan is repaid on the
                       --------
same day made, one day's interest shall be paid on such Line of Credit Loan. Interest on all outstanding Base Rate Advances shall be payable quarterly in arrears on the last calendar day of each fiscal quarter of Borrower in each year. Interest on all outstanding Eurodollar Advances and Competitive Bid Advances shall be payable on the last day of each Interest Period applicable thereto, and, in the case of Eurodollar Advances having an Interest Period in excess of three months, on each day which occurs every three months, as the case may be, after the initial date of such Interest Period. Interest on all Line of Credit Loans shall be payable on any conversion of any Advances comprising such Line of Credit Loans into Advances of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

          (5) The Administrative Agent, upon determining the Adjusted LIBO Rate for any Interest Period, shall promptly notify by telephone (confirmed in writing) or in writing Borrower and the other Lenders. Any such determination shall, absent manifest error, be final, conclusive and binding for all purposes. A Lender making a Competitive Bid Loan has no obligation to notify any other Lender of the interest rates charged to Borrower.

          Section 3.4.   Interest Periods.
                         ----------------

          (1) In connection with the making or continuation of, or conversion into, each Borrowing of Syndicate Loans comprised of Eurodollar Advances, Borrower shall select an interest period (each an "Interest Period") to be applicable to such Eurodollar Advances, which Interest Period shall be either a 1, 2, 3 or 6 month period; provided that:
                           --------

          (i) The initial Interest Period for any Borrowing of Eurodollar Advances shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Advances of another Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of
                              --------
     Eurodollar Advances would
     otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iii) Any Interest Period in respect of Eurodollar Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part
     (iv) below, expire on the last Business Day of such calendar month;

          (iv) No Interest Period shall extend beyond any date upon which any principal payment is due with respect to the Line of Credit Loans.

          (2) When Borrower requests a quote for a Competitive Bid Loan, the Borrower shall specify the Interest Period to be applicable to such Line of Credit Loan, which Interest Period shall be as agreed upon by the Borrower and such Lender; provided, however, that (i) no Interest Period shall exceed 180
             --------  -------
days, (ii) no Interest Period shall extend beyond the Line of Credit Termination Date and (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day. Interest shall be payable in respect of each Competitive Bid Loan on the last day of each Interest Period applicable to such Competitive Bid Loan, and at maturity (whether by acceleration or otherwise).

          Section 3.5.   Fees.
                         ----

          (1) Borrower shall pay to the Administrative Agent, for the account of and distribution of the respective Pro Rata Share to each Lender, a facility fee (the "Facility Fee") for the period commencing on the Closing Date to and including the Line of Credit Termination Date, computed at a rate equal to the Applicable Facility Fee Percentage per annum multiplied by (ii) on the daily average of the aggregate Line of Credit Commitments of the Lenders, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Borrower and on the Line of Credit Termination Date.

          (2) Borrower shall pay to the Administrative Agent such other fees as are specified, and in accordance with, the Fee Letter.

          Section 3.6.   Voluntary Prepayments of Borrowings.
                         -----------------------------------

          (1) Borrower may, at its option, prepay Borrowings consisting of Base Rate Advances at any time in whole, or from time to time in part, in amounts aggregating $2,500,000 or any greater integral multiple of $500,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Those Borrowings consisting of Eurodollar Advances may be prepaid, at Borrower's option, in whole, or from time to time in part, in amounts aggregating $5,000,000 or any greater integral multiple of $1,000,000, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment and all compensation payments pursuant to

Section 3.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 3.06(c) below.

          (2) Borrower shall give written notice (or telephonic notice confirmed in writing) to the Administrative Agent of any intended prepayment of
(i) Base Rate Advances not less than one Business Day prior to any such prepayments and (ii) Eurodollar Advances not less than three Business Days prior to any such prepayment. Borrower shall give written notice (or telephonic notice confirmed in writing) to the respective Lender who made any Competitive Bid Loan of any intended prepayment of such Competitive Bid Loan not less than one Business Day prior to any prepayment of such Competitive Bid Loan. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b), the Administrative Agent shall promptly notify each Lender of the contents of such notice and of such Lender's share of such prepayment.

          (3) Borrower, when providing notice of prepayment pursuant to Section 3.06(b) may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of Eurodollar Advances made pursuant to a single Borrowing of the Line of Credit Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Line of Credit Loans comprising such Borrowing, if such prepayment is not a prepayment of a Competitive Bid Loan. All voluntary prepayments shall be applied to the payment of any unpaid interest before application to principal.

          Section 3.7.   Payments, etc.
                         -------------

          (1) (i) Except as otherwise specifically provided herein, all payments under this Agreement and the other Credit Documents, other than the payments specified in clause (ii) below, shall be made without defense, set-off or counterclaim to the Administrative Agent, not later than 2:00 P.M. (local time for the Administrative Agent) on the date when due and shall be made in Dollars in immediately available funds at the respective Payment Office.

          (ii) Except as otherwise specifically provided herein, all payments under this Agreement with respect to the Lenders making any Competitive Bid Loans shall be made without defense, set-off or counterclaim to such Lender not later than 2:00 P.M. (local time for such Lender) on the date when due and in immediately available funds at the Payment Office of such Lender, or at any other location of the Lender as such Lender may specify in writing to Borrower not later than 12:00 Noon (local time for the Lender) on the Business Day such payment is due.

          (2) (i) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Line of Credit Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding any Taxes imposed on the overall net income of the Lenders pursuant to the laws of the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender is located). If any Taxes are so levied or imposed, Borrower agrees (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Line of Credit Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 3.07), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Borrower will furnish to the Administrative Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless the Administrative Agent and each Lender and reimburse the Administrative Agent and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Administrative Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Administrative Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

          (ii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America agrees to furnish to Borrower and the Administrative Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrower hereunder) and to provide to Borrower and the Administrative Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; provided, however, that no Lender shall be required
                           --------  -------
to furnish a form under this paragraph (ii) if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law. A Lender that is not entitled to claim an exemption from or a reduced rate of withholding under applicable law, promptly upon written request of Borrower, shall so inform Borrower in writing.

          (3) Subject to Section 3.04(a)(ii), whenever any payment to be made hereunder or under any Line of Credit Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

          (4) On other than Competitive Bid Loans, which shall be negotiated from time to time, all computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed), except that interest on Base Rate Advances shall be computed on the basis of a year of

360 days for the actual number of days. Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Line of Credit Loan to but excluding the date of the repayment or conversion thereof. Interest on Eurodollar Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Administrative Agent or the Lender making any Competitive Bid Loan of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

          (5) Payment by Borrower to the Administrative Agent in accordance with the terms of this Agreement shall, as to Borrower, constitute payment to the Lenders under this Agreement.

          Section 3.8.   Interest Rate Not Ascertainable, etc.  In the event
                         ------------------------------------
that the Administrative Agent, in the case of the Adjusted LIBO Rate, shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBO Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or the Administrative Agent's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBO Rate then, and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the Lenders of such determination and a summary of the basis for such determination. Until the Administrative Agent notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Line of Credit Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

          Section 3.9.   Illegality.
                         ----------

          (1) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Advance has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to Borrower and to the Administrative Agent of such determination and a summary of the basis for such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

          (2) Upon the giving of the notice to Borrower referred to in subsection (a) above, (i) Borrower's right to request and such Lender's obligation to make Eurodollar Advances shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of Eurodollar Advances as a Base Rate Advance, provided, Borrower does not negotiate a Competitive Bid Loan, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected Eurodollar Advance or Advances are then outstanding, Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Advance into an Advance or Advances of a different Type with an Interest Period ending on the date on which the Interest Period applicable to the affected Eurodollar Advances expires, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.09(b).

          Section 3.10.  Increased Costs.
                         ---------------

          (1) If, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

          (i) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Advances or its obligation to make Eurodollar Advances, or the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or its obligation to make Eurodollar Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

          (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Advances or its obligation to make Eurodollar Advances shall be imposed on any Lender or its applicable Lending Office or the London interbank market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Advances (except to the extent already included in the determination of the applicable Adjusted LIBO Rate for Eurodollar Advances), or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then Borrower shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 3.07(b)), upon written notice from and demand by such Lender on Borrower (with a copy of such notice and demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and the Administrative Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

          (2) If any Lender shall advise the Administrative Agent that at any time, because of the circumstances described in clauses (x) or (y) in Section 3.10(a) or any other circumstances beyond such Lender's reasonable control arising after the date of this Agreement affecting such Lender or the London interbank market or the United States of America secondary certificate of deposit market or such Lender's position in such markets, the Adjusted LIBO Rate, as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Advances, then, and in any such event:

          (i) the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the other Lenders of such advice;

          (ii) Borrower's right to request and such Lender's obligation to make or permit portions of the Line of Credit Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be immediately suspended; and

          (iii) such Lender shall make a Line of Credit Loan as part of the requested Borrowing of Eurodollar Advances, as the case may be, as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

          Section 3.11.  Lending Offices.
                         ---------------

          (1) Each Lender agrees that, if requested by Borrower, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its Eurodollar Advances affected by the matters or circumstances described in Sections 3.07(b), 3.08, 3.09 or 3.10 to reduce the liability of Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section
3.11 shall affect or postpone any of the obligations of Borrower or any right of any Lender provided hereunder.

          (2) If any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) issues a public announcement with respect to the closing of its lending offices in the United States of America such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by Borrower thereafter pursuant to Section 3.07(b), such Lender shall use reasonable efforts to furnish Borrower notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to
                           --------  -------
furnish such notice shall in any event release or discharge Borrower from its obligations to such Lender pursuant to Section 3.07(b) or otherwise result in any liability of such Lender.

          Section 3.12.  Funding Losses.  Borrower shall compensate each Lender,
                         --------------
upon its written request to Borrower (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Advances, in either case to the extent not recovered by such Lender in connection with the re-employment of such funds and including loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of Eurodollar Advances to Borrower does not occur on the date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 3.09(b)) of any Eurodollar Advances to Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii), if, for any reason, Borrower defaults in its obligation to repay its Eurodollar Advances when required by the terms of this Agreement.

          Section 3.13.  Assumptions Concerning Funding of Eurodollar Advances.
                         -----------------------------------------------------
Calculation of all amounts payable to a Lender under this Article III shall be made as though that Lender had actually funded its relevant Eurodollar Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Eurodollar Advances in an amount equal to the amount of the Eurodollar Advances and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its
                   --------  -------
Eurodollar Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article III.

          Section 3.14.  Apportionment of Payments.  Aggregate principal and
                         -------------------------
interest payments in respect of Line of Credit Loans and payments in respect of the Facility Fee shall be apportioned among all outstanding Line of Credit Commitments and Line of Credit Loans to which such payments relate, proportionately to the Lenders' respective pro rata portions of such Line of Credit Commitments and outstanding Line of Credit Loans. The Administrative Agent shall promptly distribute to each Lender at its Payment Office set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by the Administrative Agent.

          Section 3.15.  Sharing of Payments, Etc.  If any Lender shall obtain
                         ------------------------
any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its pro rata portion of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and Administrative Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

          Section 3.16.  Capital Adequacy.  Without limiting any other provision
                         ----------------
of this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance by an amount reasonably deemed by such Lender to be material, then within ten (10) Business Days after written notice and demand by such Lender (with copies thereof to the Administrative Agent), Borrower shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base
Rate). Each certificate as to the amount payable under this Section 3.16 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrower by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

          Section 3.17.  Benefits to Guarantors.  In consideration for the
                         ----------------------
execution and delivery by the Guarantors of the Guaranty Agreement, Borrower agrees to make the benefit of extensions of credit hereunder available to the Guarantors.

          Section 3.18.  Limitation on Certain Payment Obligations.
                         -----------------------------------------

          (1) Each Lender or Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to Section 3.07 no later than 90 days after the earlier of (i) the date on which such Lender or the Administrative Agent makes payment of such Taxes, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or the Administrative Agent for payment of such Taxes.

          (2) Each Lender or the Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to Sections 3.12 and
3.13 no later than 90 days after the event giving rise to the claim for indemnification or compensation occurs.

          (3) Each Lender or the Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to Sections 3.10 and
3.16 no later than 90 days after such Lender or the Administrative Agent receives actual notice or obtains actual knowledge of the promulgation of a law, rule, order or interpretation or occurrence of another event giving rise to a claim pursuant to such sections.

          (4) In the event that the Lenders or the Administrative Agent fail to give Borrower notice within the time limitations prescribed in (a) or (b) above, Borrower shall not have any obligation to pay such claim for compensation or indemnification. In the event that the Lender or the Administrative Agent fail to give Borrower notice within the time limitation prescribed in (c) above, Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the ninetieth day preceding such written demand.


ARTICLE 4

                           CONDITIONS TO BORROWINGS
                           ------------------------

          The obligations of each Lender to make Advances to Borrower hereunder is subject to the satisfaction of the following conditions:

          Section 4.1.    Conditions Precedent to Initial Line of Credit Loans.
                          ----------------------------------------------------
At the time of the making of the initial Line of Credit Loans hereunder on the Closing Date, all obligations of Borrower hereunder incurred prior to the initial Line of Credit Loans (including, without limitation, Borrower's obligations to reimburse the reasonable fees and expenses of counsel to the Administrative Agent and any fees and expenses payable to the Administrative Agent and the Lenders as previously agreed with Borrower), shall have been paid in full, and the Administrative Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Administrative
Agent:

          (1)  the duly executed counterparts of this Agreement;

          (2) the duly completed Line of Credit Notes evidencing the Line of Credit Commitment;

          (3)  the duly executed Guaranty Agreement;

          (4) certificate of Borrower in substantially the form of Exhibit C attached hereto and appropriately completed;

          (5)  the duly executed Commitment Letter;

          (6)  the duly executed Fee Letter;

          (7) certificates of the Secretary or Assistant Secretary of each of the Credit Parties attaching and certifying copies of the resolutions of the boards of directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Credit Documents;

          (8) certificates of the Secretary or an Assistant Secretary of each of the Credit Parties certifying (i) the name, title and true signature of each officer of such entities executing the Credit Documents, (ii) the bylaws or comparable governing documents of such entities; and (iii) the certificate or articles of incorporation of each Credit Party;

          (9) certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or organization of such Credit Party;

          (10) copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

          (11) certified copies of the Intercompany Loan Documents, to the extent that they exist and have not previously been certified to the Lenders;

          (12) duly executed solvency certificates of Borrower and each of the Guarantors, in form and substance satisfactory to the Agents and Lenders;

          (13) acknowledgment from CSC Network Corporation System, Inc. as to its appointment as agent for service of process for the various Credit Parties;

          (14) certified copies of indentures, credit agreements, leases, capital leases, instruments, and other documents evidencing or securing Indebtedness of any Consolidated Company described on Schedule 7.01(b), in
                                                           ----------------
     any single case in an amount not less than $500,000 and to the extent not previously certified to the Lenders;

          (15) certificates, reports and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from matters relating to employees of the Consolidated Companies, including employee relations, collective bargaining agreements, Plans, and other compensation and employee benefit plans;

          (16) certificates, reports, environmental audits and investigations, and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from environmental and employee health and safety exposures to which the Consolidated Companies may be subject, and the plans of the Consolidated Companies with respect thereto;

          (17) certificates, reports and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from litigation (including without limitation, products liability and patent infringement claims) pending or threatened against the Consolidated Companies;

          (18) a certificate of insurance summarizing, in form and detail reasonably acceptable to the Administrative Agent, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies;

          (19) the favorable opinion of counsel to the Credit Parties addressed to the Administrative Agent and each of the Lenders; and

          (20) financial statements of Borrower and its Subsidiaries, audited on a consolidated basis for the fiscal year ended on the last Friday in January, 1998 and unaudited on a consolidated basis for the fiscal quarter ended on the last Friday in October, 1998.

In addition to the foregoing, the following conditions shall have been satisfied or shall exist, all to the satisfaction of the Administrative Agent, as of the time the initial Line of Credit Loans are made hereunder:

          (x) the Line of Credit Loans to be made on the Closing Date and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority;

          (y) all corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents shall be reasonably satisfactory in form and substance to the Required Lenders; and

          (z) the status of all pending and threatened litigation (including products liability and patent claims) which might result in a Materially Adverse Effect, including a description of any damages sought and the claims constituting the basis therefor, shall have been reported in writing to the Administrative Agent, the Administrative Agent shall have reported such matters to the Lenders, and the Lenders shall be satisfied with such status.

          Section 4.2.    Conditions to All Line of Credit Loans. At the time of
                          --------------------------------------
the making of all Line of Credit Loans (before as well as after giving effect to such Line of Credit Loans and to the proposed use of the proceeds thereof), the following conditions shall have been satisfied or shall exist:

          (1)  there shall exist no Default or Event of Default;

          (2) all representations and warranties by Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Line of Credit Loans;

          (3) since the date of the most recent financial statements of the Consolidated Companies described in Section 5.03, there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

          (4) there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of Borrower, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its business or assets, or to compel one or more Credit Party to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies;

          (5) the Line of Credit Loans to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to Borrower; and

          (6) the Administrative Agent shall have received such other documents or legal opinions as the Administrative Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

          Each request for a Borrowing and the acceptance by Borrower of the proceeds thereof shall constitute a representation and warranty by Borrower, as of the date of the Line of Credit Loans comprising such Borrowing, that the applicable conditions specified in Sections 4.01 and 4.02 have been satisfied.


ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         Borrower represents, warrants and covenants to Lenders that:

          Section 5.1.    Organization and Qualification. Borrower is a
                          ------------------------------
corporation duly organized and existing in good standing under the laws of the State of Florida. Each Subsidiary of Borrower is a corporation duly organized and existing under the laws of the jurisdiction of its incorporation. Borrower and each of its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the character of their properties or the nature of their business makes such qualification necessary, except for such jurisdictions in which a failure to qualify to do business would not have a Materially Adverse Effect. Borrower and each of its Subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock, for each Subsidiary as of the date of this Agreement is accurately described on Schedule 5.01. Schedule 5.01 also designates the
                        -------------  -------------
Material Subsidiaries as of the Closing Date.

          Section 5.2.    Corporate Authority. The execution and delivery by
                          -------------------
Borrower and the Guarantors of and the performance by Borrower and Guarantors of their obligations under the Credit Documents have been duly authorized by all requisite corporate action and all requisite shareholder action, if any, on the part of Borrower and the Guarantors and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers or bylaws of Borrower or the Guarantors, or any indenture, agreement or other instrument to which Borrower or the Guarantors are a party or by which Borrower or the Guarantors or any of their properties is bound, or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          Section 5.3.    Financial Statements. Borrower has furnished Lenders
                          --------------------
with the following financial statements: (i) consolidated balance sheets and consolidated statements of income, stockholders' equity and cash flow of Borrower for the fiscal year ended on the last Friday in January, 1998, audited by PriceWaterhouseCoopers LLP and (ii) unaudited consolidated balance sheets and consolidated statements of income, stockholders' equity and cash flow of Borrower for the fiscal quarter ending on the last Friday in October, 1998. Such financial statements (including any related schedules and notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year end adjustments), have been prepared in accordance with GAAP consistently applied throughout the period or periods in question and show, in the case of audited statements, all liabilities, direct or contingent, of Borrower and its Subsidiaries, required to be shown in accordance with GAAP consistently applied throughout the period or periods in question and fairly present the consolidated financial position and the consolidated results of operations of Borrower and its Subsidiaries for the periods indicated therein. There has been no material adverse change in the business, condition or operations, financial or otherwise, of Borrower and its Subsidiaries since the last Friday in October, 1998.

          Section 5.4.    Tax Returns. Each of Borrower and its Subsidiaries has
                          -----------
filed all federal, state and other income tax returns which, to the best knowledge of the executive officers of Borrower and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due or except such as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

          Section 5.5.    Actions Pending. There is no action, suit,
                          ---------------
investigation or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any of their properties or rights, by or before any court, arbitrator or administrative or governmental body, which might result in any Materially Adverse Effect.

          Section 5.6.    Representations; No Defaults. At the time of each
                          ----------------------------
Extension of Credit there shall exist no Default or Event of Default, and each Extension of Credit shall be deemed a renewal by Borrower of the representations and warranties contained in this Agreement and an affirmative statement by Borrower that such representations and warranties are true and correct on and as of such time with the same effect as though such representations and warranties had been made on and as of such time.

          Section 5.7.    Title to Properties. Each of Borrower and its
                          -------------------
Subsidiaries has (i) good and marketable fee simple title to its respective real properties (other than real properties which it leases from others), including such real properties reflected in the consolidated balance sheet of Borrower and its Subsidiaries as of the last Friday of October, 1998, hereinabove described (other than real properties disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 7.02 and (ii) good title to all of its other respective properties and assets (other than properties and assets which it leases from others), including the other properties and assets reflected in the consolidated balance sheet of Borrower and its Subsidiaries at the last Friday of October, 1998, hereinabove described (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section
7.02. Each of Borrower and its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets, and all such leases are valid and subsisting and in full force and effect.

          Section 5.8.    Enforceability of Agreement. This Agreement is the
                          ---------------------------
legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms, and the Line of Credit Notes, and all other Credit Documents, when executed and delivered, will be similarly legal, valid, binding and enforceable, except as the enforceability of the Line of Credit Notes and other Credit Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general and by general principles of equity, whether considered in a proceeding at law or in equity.

          Section 5.9.    Consent. No consent, permission, authorization, order
                          -------
or license of any governmental authority or Person is necessary in connection with the execution, delivery, performance or enforcement of the Credit Documents, or in order to constitute the indebtedness to be incurred hereunder and under the Line of Credit Notes and the other Credit Documents as "Senior Debt" or any similar term defined within the documents evidencing any Subordinated Debt.

          Section 5.10.   Use of Proceeds; Federal Reserve Regulations. The
                          --------------------------------------------
proceeds of the Line of Credit Notes will be used solely for the purposes specified in Section 2.01(c) and none of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin security" or "margin stock" or for the purpose of reducing or retiring any indebtedness that originally was incurred to purchase or carry a "margin security" or "margin stock" or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of the regulations of the Board of Governors of the Federal Reserve System.

          Section 5.11.    ERISA.
                           -----

          (1)  Identification of Certain Plans. Schedule 5.11 hereto sets forth
               -------------------------------
all Plans of Borrower and its Subsidiaries;

          (2)  Compliance. Each Plan is being maintained, by its terms and in
               ----------
operation, in accordance with all applicable laws, except such noncompliances (when taken as a whole) that will not have a Materially Adverse Effect;

          (3)  Liabilities. Neither the Borrower nor any Subsidiary is currently
               -----------
or will become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV of ERISA or Chapter 43 of the Tax Code, except such liabilities (when taken as a whole) as will not have a Materially Adverse Effect; and

          (4)  Funding. The Borrower and each ERISA Affiliate has made full and
               -------
timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan, except where such non-payment would not have a Materially Adverse Effect. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) except as disclosed on Schedule 5.11. No Plan is subject
                                             -------------
to a waiver or extension of the minimum funding requirements under ERISA or the Tax Code, and no request for such waiver or extension is pending.

          Section 5.12. Subsidiaries. All the outstanding shares of stock of
                        ------------
each such Subsidiary have been validly issued and are fully paid and nonassessable and all such outstanding shares, except as noted on such Schedule 5.01, are owned by Borrower or a Wholly Owned Subsidiary of Borrower free of any Lien or claim.

          Each Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation with the power and authority (corporate and other) to carry on its business as it is now conducted and (ii) is qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required under applicable law.

          Section 5.13. Outstanding Indebtedness. As of the date of closing and
                        ------------------------
after giving effect to the transactions contemplated by this Agreement, neither Borrower nor any of its Subsidiaries has outstanding any Indebtedness except as permitted by Section 7.01 and there exists no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto.

          Section 5.14. Conflicting Agreements. Neither Borrower nor any of its
                        ----------------------
Subsidiaries is a party to any contract or agreement or other burdensome restrictions or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Assuming the consummation of the transactions contemplated by this Agreement, neither the execution or delivery of this Agreement or the Credit Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries pursuant to, the charter or By-Laws of Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower or any of its Subsidiaries is subject, and neither Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of Borrower or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the type to be evidenced by the Line of Credit Notes or contains dividend or redemption limitations on Common Stock of Borrower, except for this Agreement, Borrower's Certificate of Incorporation and those matters listed on Schedule 5.14 attached hereto.
          -------------

          Section 5.15.    Pollution and Other Regulations.

          (1) Each of the Borrower and its Subsidiaries has complied in all material respects with all applicable Environmental Laws, including without limitation, compliance with permits, licenses, standards, schedules and timetables, and is not in violation of, and does not presently have outstanding any liability under, has not been notified that it is or may be liable under and does not have knowledge of any liability or potential liability (including any liability relating to matters set forth on Schedule 5.15(a) except as set forth
                                           ----------------
on Schedule 5.15(a), under any applicable Environmental Law, including without
   ----------------
limitation, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, as amended ("FWPCA"), the Federal Clean Air Act, as amended ("FCAA"), and the Toxic Substance Control Act ("TSCA"), which violation, liability or potential liability could reasonably be expected to have a Materially Adverse Effect.

          (2) Neither the Borrower nor any of its Subsidiaries has received a written request for information under CERCLA, any other Environmental Laws or any comparable state law, or any public health or safety or welfare law or written notice that any such entity has been identified as a potential responsible party under CERCLA, and other Environmental Laws, or any comparable state law, or any public health or safety or welfare law, nor has any such entity received any written notification that any Hazardous Substance that it or any of its respective predecessors in interest has generated, stored, treated, handled, transported, or disposed of, has been released or is threatened to be released at any site at which any Person intends to conduct or is conducting a remedial investigation or other action pursuant to any applicable Environmental Law, or any other Environmental Laws.

          (3) Each of the Borrower and its Subsidiaries has obtained all permits, licenses or other authorizations required for the conduct of their respective operations under all applicable Environmental Laws and each such authorization is in full force and effect.

          (4) Each of Borrower and its Subsidiaries complies in all material respects with all laws and regulations relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business, and Borrower will use its best efforts to comply, and to cause each of its Subsidiaries to comply, with all such laws and regulations which may be legally imposed in the future in jurisdictions in which Borrower or any of its Subsidiaries may then be doing business.

          Section 5.16. Possession of Franchises, Licenses, Etc. Each of
                        ---------------------------------------
Borrower and its Subsidiaries possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and neither Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

          Section 5.17. Patents, Etc. Each of Borrower and its Subsidiaries owns
                        ------------
or has the right to use all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted. Nothing has come to the attention of Borrower, any of its Subsidiaries or any of their respective directors and officers to the effect that (i) any product, process, method, substance, part or other material presently contemplated to be sold by or employed by Borrower or any of its Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, (ii) there is pending or threatened any claim or litigation against or affecting Borrower or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material or (iii) there is, or there is pending or proposed, any patent, invention, device, application or principle or any statute, law, rule, regulation, standard or code which would prevent, inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, or otherwise materially adversely affect the business, condition or operations of, Borrower or any of its Subsidiaries.

          Section 5.18. Governmental Consent. Neither the nature of Borrower or
                        --------------------
any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between Borrower and any other Person, nor any circumstance in connection with the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby is such as to require on behalf of Borrower or any of its Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement and the Credit Documents .

          Section 5.19. Disclosure. Neither this Agreement nor the Credit
                        ----------
Documents nor any other document, certificate or written statement furnished to Lenders by or on behalf of Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact peculiar to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the business, property or assets, financial condition or prospects of Borrower which has not been set forth in this Agreement or in the Credit Documents, certificates and written statements furnished to Lenders by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

          Section 5.20. Insurance Coverage. Each property of Borrower or any of
                        ------------------
its Subsidiaries is insured within terms acceptable to Lenders for the benefit of Borrower or a Subsidiary of Borrower in amounts deemed adequate by Borrower's management and no less than those amounts customary in the industry in which Borrower and its Subsidiaries operate against risks usually insured against by Persons operating businesses similar to those of Borrower or its Subsidiaries in the localities where such properties are located.

          Section 5.21. Labor Matters. The Borrower and the Borrower's
                        -------------
Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of Borrower's executive officers, there are no such strikes, disputes, slow downs or work stoppages threatened against any Borrower or any of Borrower's Subsidiaries. The hours worked and payment made to employees of the Borrower and Borrower's Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower and Borrower's Subsidiaries, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Borrower and Borrower's Subsidiaries where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

          Section 5.22. Intercompany Loans; Dividends. The Intercompany Loans and the Intercompany Loan Documents, to the extent that they exist, have been duly authorized and approved by all necessary corporate and shareholder action on the part of the parties thereto, and constitute the legal, valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally, and by general principles of equity. There are no restrictions on the power of any

Consolidated Company to repay any Intercompany Loan or to pay dividends on the capital stock. Intercompany Loans as of the Closing Date are described in
Schedule 5.22.

          Section 5.23. Burdensome Restrictions. None of the Consolidated
                        -----------------------
Companies is a party to or bound by any Contractual Obligation or Requirement of Law which has had or would reasonably be expected to have a Materially Adverse Effect.

          Section 5.24. Investment Company Act, Etc. Neither the Borrower nor
                        ---------------------------
any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended). Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any foreign, federal or local statute or regulation limiting its ability to incur indebtedness for money borrowed, guarantee such indebtedness, or pledge its assets to secure such indebtedness, as contemplated hereby or by any other Credit Document.

          Section 5.25. Notice of Non-Compliance with Laws. Neither the Borrower
                        ----------------------------------
nor any of its Subsidiaries has received notice of any violation of Law, statute, order, rule, regulation, or judgment entered by any court that may reasonably be expected to have a Materially Adverse Effect.

          Section 5.26. Year 2000 Issues. Borrower and the other Consolidated
                        ----------------
Companies (i) are performing a comprehensive review of their computers and software applications to identify the systems that would be affected by Year 2000 Issues as such issues pertain to the computer programs and systems of the Consolidated Companies, (ii) based on their review and all other information currently available to them, do not reasonably anticipate that Year 2000 Issues will have a Materially Adverse Effect, and (iii) are in compliance with all laws, rules and regulations of the Securities and Exchange Commission.


ARTICLE 6

                             AFFIRMATIVE COVENANTS
                             ---------------------

          Borrower covenants and agrees that so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Line of Credit Notes that it will:

          Section 6.1. Corporate Existence, Etc. Preserve and maintain, and
                       ------------------------
cause each of its Material Subsidiaries to preserve and maintain, its corporate existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to do so would reasonably be expected to have a Materially Adverse Effect.

     Section 6.2. Compliance with Laws, Etc. Comply, and cause each of its
                  -------------------------
Subsidiaries to comply with all Requirements of Law (including, without limitation, the Environmental Laws, subject to the exception set forth in
Section 6.07(f) where the penalties, claims, fines, and other liabilities resulting from noncompliance with such Environmental Laws do not involve amounts in excess of $10,000,000 in the aggregate) and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

     Section 6.3. Payment of Taxes and Claims, Etc. Pay, and cause each of its
                  --------------------------------
Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

     Section 6.4. Keeping of Books. Keep, and cause each of its Subsidiaries to
                  ----------------
keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.

     Section 6.5. Visitation, Inspection, Etc. Permit, and cause each of its
                  ---------------------------
Subsidiaries to permit, any representative of the Administrative Agent or any Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Administrative Agent or such Lender may reasonably request after reasonable prior notice to Borrower; provided, however, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Borrower shall be required.

     Section 6.6. Insurance; Maintenance of Properties.
                  ------------------------------------

     (1) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts, including such self-insurance and deductible provisions, as is customary for such companies under similar circumstances; provided, however, that in any event
                                       --------  -------
Borrower shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement, except where the costs of maintaining such insurance would, in the judgment of both Borrower and the Administrative Agent, be excessive.

     (2) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section shall prevent Borrower from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business or the business of any Consolidated Company.

     Section 6.7.    Reporting Covenants.  Furnish to each Lender:
                     -------------------

     (1)  Annual Financial Statements. As soon as available and in any event
          ---------------------------
within 95 days after the end of each fiscal year of Borrower, balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal year, presented on a consolidated basis, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which such report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal year in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

     (2)  Quarterly Financial Statements. As soon as available and in any event
          -------------------------------
within 60 days after the end of each fiscal quarter of Borrower (other than the fourth fiscal quarter), balance sheets of the Consolidated Companies as at the end of such quarter presented on a consolidated basis and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal quarter and for the portion of Borrower's fiscal year ended at the end of such quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and certified by the chief financial officer or principal accounting officer of Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such fiscal quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Borrower's fiscal year, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes);

     (3)  No Default/Compliance Certificate. Together with the financial
          ---------------------------------
statements required pursuant to subsections (a) and (b) above, a certificate of the president, chief financial officer or principal accounting officer of Borrower (the "Compliance Certificate") (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no

Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, and (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter with Section 6.08 and Sections 7.01 through 7.04;

          (4)  Notice of Default. Promptly after any Executive Officer of
               -----------------
Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of Borrower specifying the nature thereof and the proposed response thereto;

          (5)  Litigation. Promptly after (i) the occurrence thereof, notice of
               ----------
the institution of or any adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property thereof which might have a Materially Adverse Effect, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration;

          (6)  Environmental Notices. Promptly after receipt thereof, notice of
               ---------------------
any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which could result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $5,000,000 individually or in the aggregate;

          (7)  ERISA.
               -----

               (i) Promptly after the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (x) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30-day notice to the PBGC under such regulations), or (y) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Tax Code, where any such taxes, penalties or liabilities exceed or could exceed $1,000,000 in the aggregate;

               (ii) Promptly after such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or
     4041(c)(1)(A) of ERISA or under Section 401(a)(29) or 412 of the Tax Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

               (iii) Promptly after receipt, any notice received by any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Tax Code;

               (iv) Upon the request of the Administrative Agent, promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

               (v) Upon the request of the Administrative Agent, (A) true and complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL, (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof;

          (8)  Liens. Promptly upon any Consolidated Company becoming aware
               -----
thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than those Liens expressly permitted by Section 7.02;

          (9)  Public Filings, Etc. Promptly upon the filing thereof or
               -------------------
otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by Borrower to its public security holders, of all regular and periodic reports and all registration statements and prospectuses (other than registration statements filed on Form S-3 of the Securities and Exchange Commission regarding the issuance of restricted stock in acquisitions), if any, filed by any of them with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Borrower and the other Consolidated Companies;

          (10) Accountants' Reports. Promptly upon receipt thereof, copies of
               --------------------
all financial statements of, and all reports submitted by, independent public accountants to Borrower in connection with each annual, interim, or special audit of Borrower's consolidated financial statements;

          (11) Burdensome Restrictions, Etc. Promptly upon the existence or
               ----------------------------
occurrence thereof, notice of the existence or occurrence of (i) any Contractual Obligation or Requirement of Law described in Section 5.23, (ii) failure of any Consolidated Company to hold in full force and effect those material trademarks, service marks, patents, trade names, copyrights, licenses and similar rights necessary in the normal conduct of its business, and (iii) any strike, labor dispute, slow down or work stoppage as described in Section 5.21;

          (12) New Material Subsidiaries. Simultaneously with the delivery of
               -------------------------
each Compliance Certificate, a written list of all Material Subsidiaries formed, acquired, or created from a transfer of assets or through any other event, during the period commencing on the Closing Date and ending on the date on which the first Compliance Certificate is delivered, and thereafter since the date of the most recently delivered Compliance Certificate; such written list shall include the name of each new Material Subsidiary, its state of incorporation, list of its officers and any other information that the Administrative Agent shall reasonably request.

          (13) Intercompany Asset Transfers. Promptly upon the occurrence
               ----------------------------
thereof, notice of the transfer of any assets from Borrower or any Guarantor to any other Consolidated Company that is not Borrower or a Guarantor (in any transaction or series of related transactions), excluding sales or other transfers of assets in the ordinary course of business, where the Asset Value of such assets is greater than $5,000,000 per transfer;

          (14) Year 2000 Issues. Promptly upon any Executive Officer of Borrower
               ----------------
has notice or knowledge thereof, notice that any computer programs and systems of the Consolidated Companies are subject to any Year 2000 Issues that could reasonable be expected to have a Materially Adverse Effect; and

          (15) Other Information. With reasonable promptness, such other
               -----------------
information about the Consolidated Companies as the Administrative Agent or any Lender may reasonably request from time to time.

          Section 6.8.  Financial Covenants.
                        -------------------

          (1)  Fixed Charge Coverage Ratio. Maintain as of the last day of each
               ---------------------------
fiscal quarter, a Fixed Charge Coverage Ratio of greater than 1.50:1.0.

          (2)  Leverage Ratio. Maintain as of the last day of each fiscal
               --------------
quarter, a Leverage Ratio of less than or equal to 0.60:1.0.

          (3)  Minimum Net Worth. Maintain a Consolidated Net Worth of not less
               -----------------
than (i) $425,000,000 plus (ii) 50% of Consolidated Net Income (but not Loss) for each fiscal quarter ended after January 30, 1998 and on or prior to the date of determination.

          (4)  Dividends. Not declare or pay any dividend on its capital stock,
               ---------
or make any payment to purchase, redeem, retire or acquire any of its Subordinated Debt or capital stock or any option, warrant, or other right to acquire such Subordinated Debt or capital stock, other than:

          (i)  dividends payable solely in shares of capital stock; and
          (ii) cash dividends declared and paid, and all other such payments made, after January 29, 1993, in an aggregate amount at any time not to exceed (x) $1,000,000, plus (y) 50% of Consolidated Net Income (or minus
                            ----                                        -----
     100% of Consolidated Net Loss) earned
     during Borrower's fiscal year ended January 29, 1993, and thereafter (such period to be treated as one accounting period);

provided, further, however, no such dividend or other payment may be declared or
--------  -------  -------
paid pursuant to clause (ii) above unless no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment.

          Section 6.9.  Notices Under Certain Other Indebtedness. Immediately
                        ----------------------------------------
upon its receipt thereof, Borrower shall furnish the Administrative Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness referred to in Section 7.01 (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $5,000,000, where such notice states or claims
(i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness, or
(ii) the existence or occurrence of any event or condition which requires or permits holder(s) of any Indebtedness to exercise rights under any Change in Control Provision. Borrower agrees to take such actions as may be necessary to require the holder(s) of any Indebtedness (or any trustee or agent acting on their behalf) incurred pursuant to documents executed or amended and restated after the Closing Date, to furnish copies of all such notices directly to the Administrative Agent simultaneously with the furnishing thereof to Borrower, and that such requirement may not be altered or rescinded without the prior written consent of the Administrative Agent.

          Section 6.10. Additional Guarantors. Borrower shall cause each new
                        ---------------------
Material Subsidiary reported to the Administrative Agent and the Lenders pursuant to Section 6.07(l) above to execute and deliver to the Administrative Agent, simultaneously with the report given pursuant to Section 6.07(l) above, a supplement to the Guaranty Agreement, together with related documents of the kind described in Section 4.01, as appropriate, all in form and substance satisfactory to the Administrative Agent and the Required Lenders.

          Section 6.11. Financial Statements; Fiscal Year. Borrower shall make
                        ---------------------------------
no change in the dates of the fiscal year now employed for accounting and reporting purposes without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld.

          Section 6.12. Ownership of Guarantors. Borrower shall maintain its
                        -----------------------
percentage of ownership existing as of the date hereof of all Guarantors, and shall not decrease its ownership percentage in each Person which becomes a Guarantor after the date hereof, as such ownership exists at the time such Person becomes a Guarantor.


ARTICLE 7

                              NEGATIVE COVENANTS
                              ------------------

     So long as any Line of Credit Commitment remains in effect hereunder or any Line of Credit Note shall remain unpaid, Borrower will not and will not permit any Subsidiary to:

     Section 7.1.   Indebtedness. Create, incur, assume or suffer to exist any
                    ------------
Indebtedness, other than:

     (1)  Indebtedness under this Agreement or the Revolving Credit Agreement;

     (2) Indebtedness outstanding on the date hereof or pursuant to lines of credit in effect on the date hereof and described on Schedule 7.01(b);
                                                     ----------------

     (3) purchase money Indebtedness to the extent secured by a Lien permitted by Section 7.02(b) provided such purchase money Indebtedness does not exceed $20,000,000;

     (4) unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business and either (i) not more than 30 days past due, or (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP;

     (5)  any Intercompany Loans; provided, however, that the aggregate
                                  --------  -------
principal amount of all Intercompany Loans made to any Consolidated Companies that are not Guarantors shall not exceed $5,000,000 in the any one time outstanding unless otherwise agreed in writing by the Administrative Agent and the Required Lenders;

     (6) other Subordinated Debt in form and substance acceptable to the Administrative Agent and the Required Lenders, and evidenced by their written consent thereto; and

     (7) other Indebtedness not to exceed $75,000,000 at any one time outstanding. Section 7.2. Liens. Create, incur, assume or suffer to exist any
                          -----
Lien on any of its property now owned or hereafter acquired to secure any Indebtedness other than:

     (1)  Liens existing on the date hereof disclosed on Schedule 7.02;
                                                         -------------

     (2) any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property and any refinancing thereof, provided that such Lien does not extend to
                                      --------
any other property, and provided further that the aggregate principal amount of
                        -------- -------
Indebtedness secured by all such Liens at any time does not exceed $20,000,000;

     (3) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

     (4) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

     (5) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); and

     (6) Liens (other than those permitted by paragraphs (a) through (e) of this Section 7.02) encumbering assets having an Asset Value not greater than $20,000,000 in the aggregate at any one time.

     Section 7.3.    Mergers, Acquisitions, Sales, Etc. Merge or consolidate
                     ---------------------------------
with any other Person, other than Borrower or another Subsidiary, or sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), or purchase, lease or otherwise acquire all or any substantial portion of the property or assets (including capital stock) of any Person; provided, however, that the foregoing restrictions on asset sales
            --------  -------
shall not be applicable to (i) sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item, (ii) sales of accounts receivable pursuant to a securitization program, provided further that any program costs incurred by the Borrower in pursuing such a program shall be considered interest under this Credit Agreement, (iii) other asset sales (including the stock of Subsidiaries) where, on the date of execution of a binding obligation to make such asset sale (provided that if the asset sale is not consummated within six (6) months of such execution, then on the date of consummation of such asset sale rather than on the date of execution of such binding obligation), the Asset Value of asset sales occurring after the Closing Date, taking into account the Asset Value of the proposed asset sale, would not exceed ten percent (10%) of Borrower's Consolidated Net Worth, since the Closing Date, and (iv) sales of inventory in the ordinary course of business; provided, further, that the foregoing
                                 --------  -------
restrictions on mergers shall not apply to mergers involving Borrower and another entity, provided Borrower is the surviving entity, and mergers between a Subsidiary of Borrower and Borrower or between Subsidiaries of Borrower provided that, in either case, upon consummation of such mergers, Borrower is in compliance with the other provisions hereof; provided, further, that the
                                             --------  -------
foregoing restrictions on asset purchases shall not apply to asset purchases by Borrower to the extent that (i) after giving effect to such purchases, Borrower is in compliance with Section 7.04 hereof and (ii) the Board of Directors or other governing body of such Person whose assets or stock is being purchased has approved the terms of such acquisition; provided, however, that no transaction
                                        --------  -------
pursuant to clauses (i), (ii) or (iii) or the second or third provisos above shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction.

     Section 7.4.  Investments, Loans, Etc. Make, permit or hold any Investments
                   -----------------------
in any Person, or otherwise acquire or hold any Subsidiaries, other than:

     (1) Investments in Subsidiaries that are Guarantors under this Agreement, whether such Subsidiaries are Guarantors on the Closing Date or become Guarantors in accordance with Section 6.10 after the Closing Date; provided,
                                                                   --------
however, nothing in this Section 7.04 shall be deemed to authorize an investment
-------
pursuant to this subsection (a) in any entity that is not a Subsidiary and a Guarantor prior to such investment;

     (2) Investments in Subsidiaries, other than those Subsidiaries that are or become Guarantors under this Agreement, or persons that thereafter become Subsidiaries, in an aggregate amount not to exceed $25,000,000 unless otherwise consented to in writing by the Required Lenders;

     (3) Investments in other Persons that are not, and do not become, Subsidiaries in an aggregate amount not to exceed $25,000,000 unless otherwise consented to in writing by the Required Lenders;

     (4) direct obligations of the United States of America or any agency thereof, or obligations guaranteed by the United States of America or any agency thereof, in each case supported by the full faith and credit of the United States of America and maturing within one year from the date of creation thereof;

     (5) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by a nationally recognized credit rating agency;

     (6) time deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by any Lender and any office located in the United States of America of any bank or trust company which is organized under the laws of the United States of America or any state thereof and has total assets aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company;

     (7)  Investments made by Plans; and

     (8) permitted Intercompany Loans on terms and conditions acceptable to the Administrative Agent.

     Section 7.5.  Sale and Leaseback Transactions. Sell or transfer any
                   -------------------------------
property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred, except to the extent that the aggregate value of all such property sold and leased back does not exceed $5,000,000 at any one time.

     Section 7.6.  Transactions with Affiliates.
                   ----------------------------

     (1) Enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company (but excluding any Affiliate which is also a Consolidated Company), other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

     (2) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.

     Section 7.7.  Optional Prepayments. Directly or indirectly, prepay,
                   --------------------
purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Line of Credit Notes, (ii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities permitted pursuant to Section 7.01, (iii) Intercompany Loans made or outstanding pursuant to Section 7.01, and (iv) Subordinated Debt, in form and substance acceptable to the Administrative Agent and the Required Lenders, as evidenced by their written consent, issued to refinance existing Subordinated Debt.

     Section 7.8.  Changes in Business. Enter into any business which is
                   -------------------
substantially different from that presently conducted by the Consolidated Companies taken as a whole except where the Investment made, and other funds expended or committed with respect to such business, do not exceed $5,000,000 in each new business.

     Section 7.9.  ERISA. Take or fail to take any action with respect to any
                   -----
Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Tax Code, including without limitation (i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, without first obtaining the written approval of the Administrative Agent and the Required Lenders, where such actions or failures could result in a Materially Adverse Effect.

     Section 7.10. Additional Negative Pledges.  Create or otherwise cause or
                   ---------------------------
suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to (i) the terms of any agreement, instrument or other document pursuant to which any Indebtedness permitted by Section 7.01(a) or (b) is incurred by any Consolidated Company, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, and
(ii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies.

     Section 7.11. Limitation on Payment Restrictions Affecting Consolidated
                   ---------------------------------------------------------
Companies.  Create or otherwise cause or suffer to exist or become effective,
---------
any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any indebtedness owed to Borrower or any other Consolidated Company, or (iii) transfer any of its property or assets to Borrower or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents or under the Revolving Credit Agreement and related documents.

     Section 7.12. Actions Under Certain Documents.  Without the prior written
                   -------------------------------
consent of the Administrative Agent (which consent shall not be unreasonably withheld), modify, amend, cancel or rescind any agreements or documents evidencing or governing Subordinated Debt or the senior Indebtedness permitted pursuant to Section 7.01 hereof, or make demand of payment or accept payment on any Intercompany Loans permitted by Section 7.01, except that current interest accrued thereon as of the date of this Agreement and all interest subsequently accruing thereon (whether or not paid currently) may be paid unless a Default or Event of Default has occurred and is continuing.


ARTICLE 8

                               EVENTS OF DEFAULT
                               -----------------

     Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

     Section 8.1.  Payments.  Borrower shall fail to make promptly when due
                   --------
(including, without limitation, by mandatory prepayment) any principal payment with respect to the Line of Credit Loans, or Borrower shall fail to make within five (5) Business Days after the due date thereof any payment of interest, fee or other amount payable hereunder;

     Section 8.2.  Covenants Without Notice.  Borrower shall fail to observe or
                   ------------------------
perform any covenant or agreement contained in Sections 6.07, 6.08, 6.11, and
Article VII;

     Section 8.3.  Other Covenants. Borrower shall fail to observe or perform
                   ---------------
any covenant or agreement contained in this Agreement, other than those referred to in Sections 8.01 and 8.02, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Borrower by the Administrative Agent or any Lender;

     Section 8.4.  Representations. Any representation or warranty made or
                   ---------------
deemed to be made by Borrower or any other Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Administrative Agent or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

     Section 8.5.  Non-Payments of Other Indebtedness.  Any Consolidated Company
                   ----------------------------------
shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $5,000,000 in the aggregate including, without limitation, indebtedness outstanding under the Revolving Credit Agreement;

     Section 8.6.  Defaults Under Other Agreements. Any Consolidated Company
                   --------------------------------
shall fail to observe or perform within any applicable grace period any covenants or agreements contained in any agreements or instruments relating to any of its Indebtedness exceeding $5,000,000 in the aggregate including, without limitation, indebtedness outstanding under the Revolving Credit Agreement, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

     Section 8.7.  Bankruptcy.  Borrower or any other Consolidated Company shall
                   ----------
commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a period of 60 days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing;

          Section 8.8.  ERISA. A Plan of a Consolidated Company or a Plan
                        -----
subject to Title IV of ERISA of any of its ERISA Affiliates:

          (i) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan,
                Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

          (ii) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

          (iii) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

          (iv) results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Materially Adverse Effect;

          Section 8.9.  Money Judgment. A judgment or order for the payment of
                        --------------
money in excess of $5,000,000 or otherwise having a Materially Adverse Effect shall be rendered against Borrower or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

          Section 8.10. Ownership of Credit Parties and Pledged Entities. If
                        ------------------------------------------------
Borrower shall at any time fail to own and control the required percentage of the voting stock of any Guarantor, either directly or indirectly through a wholly-owned Subsidiary of Borrower;

          Section 8.11. Change in Control of Borrower. (a) Any "person" or
                        -----------------------------
"group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Hughes Family shall become the "beneficial owner(s)" (as defined in said Rule 13d-3) of more than twenty-five percent (25%) of the shares of the outstanding common stock of Borrower entitled to vote for members of Borrower's board of directors, or (b) any event or condition shall occur or exist which, pursuant to the terms of any change in control provision, requires or permits the holder(s) of Indebtedness of any Consolidated Company to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect;

          Section 8.12. Default Under Other Credit Documents. There shall exist
                        ------------------------------------
or occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Credit Party, or at any time it is or becomes unlawful for Borrower or any other Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of Borrower or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Borrower or any such Credit Party;

          Section 8.13. Attachments. An attachment or similar action shall be
                        -----------
made on or taken against any of the assets of any Consolidated Company with an Asset Value exceeding $5,000,000 in aggregate and is not removed, suspended or enjoined within 60 days of the same being made or any suspension or injunction being lifted;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Administrative Agent may, and upon the written or telex request of the Required Lenders, shall, by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Line of Credit Note to enforce its claims against Borrower or any other Credit Party: (i) declare all Line of Credit Commitments terminated, whereupon the Line of Credit Commitments of each Lender shall terminate immediately and Fees shall forthwith become due and payable without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Line of Credit Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; provided, that, if an Event of
                                                  --------
Default specified in Section 8.07 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to any Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.


ARTICLE 9

                                  THE AGENTS
                                  ----------

          Section 9.1.  Appointment of Administrative Agent.  Each Lender hereby
                        -----------------------------------
designates SunTrust Bank, Central Florida, National Association as the "Administrative Agent" to administer all matters concerning the Line of Credit Loans and to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Line of Credit Note by the acceptance of a Line of Credit Note shall be deemed irrevocably to authorize, the Administrative Agent to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees. The provisions of this Section 9.01 are solely for the benefit of the Administrative Agent, and Borrower and the other Consolidated Companies shall not have any rights as third party beneficiaries of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with or for the Borrower and the other Consolidated Companies.

          Section 9.2.  Nature of Duties of Administrative Agent. The
                        ----------------------------------------
Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be ministerial and administrative in nature; the Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or the other Credit Documents except as expressly set forth herein.

          Section 9.3.  Lack of Reliance on the Administrative Agent.
                        --------------------------------------------

          (1) Independently and without reliance upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Line of Credit Loans or at any time or times thereafter.

          (2) The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Line of Credit Notes, the Guaranty Agreement, or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Line of Credit Notes, the Guaranty Agreement, or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default; provided, however, to the extent that the Administrative Agent has been
         --------  -------
advised that a Lender has not received any information formally delivered to the Administrative Agent pursuant to Section 6.07, the Administrative Agent shall deliver or cause to be delivered such information to such Lender.

          Section 9.4.  Certain Rights of the Administrative Agent.  If the
                        ------------------------------------------
Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability in any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

          Section 9.5.  Reliance by Administrative Agent. The Administrative
                        --------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          Section 9.6.  Indemnification of Administrative Agent. To the extent
                        ---------------------------------------
the Administrative Agent is not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Administrative Agent, ratably according to the respective amounts of the Line of Credit Loans outstanding under all Facilities (or if no amounts are outstanding, ratably in accordance with the Total Commitments), in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender shall be liable to the Administrative
                  --------
Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

          Section 9.7.  The Administrative Agent in Its Individual Capacity.
                        ---------------------------------------------------
With respect to its obligation to lend under this Agreement, the Line of Credit Loans made by it and the Line of Credit Notes issued to it, the Administrative Agent shall have the same rights and powers hereunder as any other Lender or holder of a Line of Credit Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Line of Credit Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          Section 9.8.  Holders of Line of Credit Notes. The Administrative
                        -------------------------------
Agent may deem and treat the payee of any Line of Credit Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Line of Credit Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Line of Credit Note or of any Line of Credit Note or Notes issued in exchange therefor.

          Section 9.9.  Successor Administrative Agent.
                        ------------------------------

          (1) The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and Borrower and may be removed at any time with or without cause by the Required Lenders; provided, however, the
                                                    --------  -------
Administrative Agent may not resign or be removed until a successor Administrative Agent has been appointed and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent subject to Borrower's prior written approval, so long as no Event of Default has occurred and is continuing, which approval will not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent subject to Borrower's prior written approval, which shall be a bank which maintains an office in the United States of America, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000. If at any time SunTrust Bank, Central Florida is removed as a Lender, SunTrust Bank, Central Florida shall simultaneously resign as Administrative Agent.

          (2) Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under this Agreement.

          Section 9.10. Documentation Agent. Each Lender designates First Union
                        -------------------
National Bank as Documentation Agent and agrees that the Documentation Agent shall have no duties or obligations hereunder.

          Section 9.11. Syndication Agent. Each Lender designates NationsBank,
                        -----------------
N.A. as Syndication Agent and agrees that the Syndication Agent shall have no duties or obligations hereunder.

          Section 9.12. Co-Agent. Each Lender designates SouthTrust Bank,
                        --------
National Association as Co-Agent and agrees that the Co-Agent shall have no duties or obligations hereunder.


ARTICLE 10

                                 MISCELLANEOUS
                                 -------------


          Section 10.1. Notices. All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Administrative Agent and Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the
                                       --------
Administrative Agent shall not be effective until received.

          Section 10.2. Amendments, Etc. No amendment or waiver of any provision
                        ---------------
of this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall,
                         --------
unless in writing and signed by all the Lenders do any of the following: (i) waive any of the conditions specified in Section 4.01 or 4.02, (ii) increase the Line of Credit Commitments or other contractual obligations to Borrower under this Agreement, (iii) reduce the principal of, or interest on, the Line of Credit Notes or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Line of Credit Notes or any fees hereunder, (v) change the percentage of the Line of Credit Commitments or of the aggregate unpaid principal amount of the Line of Credit Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) release any Guarantor from its obligations under any Guaranty Agreement, (vii) modify the definition of "Required Lenders," or
(viii) modify this Section 10.02. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent under this Agreement or under any other Credit Document.

          Section 10.3. No Waiver; Remedies Cumulative. No failure or delay on
                        ------------------------------
the part of the Administrative Agent, any Lender or any holder of a Line of Credit Note in exercising any right or remedy hereunder or under any other Credit Document, and no course of dealing between any Credit Party and the Administrative Agent, any Lender or the holder of any Line of Credit Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, any Lender or the holder of any Line of Credit Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Lenders or the holder of any Line of Credit Note to any other or further action in any circumstances without notice or demand.

          Section 10.4. Payment of Expenses, Etc.  Borrower shall:
                        ------------------------

          (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Administrative Agent), and in the case of enforcement of this Agreement or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and disbursements of counsel), for any of the Lenders;

          (ii) subject, in the case of certain Taxes, to the applicable provisions of Section 3.07(b), pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Line of Credit Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes; and

          (iii) indemnified the Administrative Agent  and each Lender and each director, officer, employee, affiliate and agent thereof (each, an "Indemnitee") from, and hold each of them harmless against, and reimburse each Indemnitee, upon its demand, for any losses, claims, damages, liabilities or other expenses ("Losses") incurred by such Indemnitee insofar as such Losses arise out of or are in any way related to or result from this Agreement, the Line of Credit Notes or any other Credit Documents or the financing provided hereby, including, without limitation, Losses arising in connection with any legal proceeding relating to any of the foregoing (whether or not such Indemnitee is a party thereto) and the reasonable attorneys fees and expenses actually incurred in connection therewith; provided, however, that the foregoing shall not
                              --------  -------
     apply to any Losses resulting from the gross negligence or willful misconduct of such Indemnitee;

          (iv) without limiting the indemnities set forth in subsection (iii) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents (but excluding those incurred, suffered or sustained by any Indemnitee as a result of any action taken by or on behalf of the Lenders with respect to any Subsidiary of Borrower (or the assets thereof) owned or controlled by the Lenders.

If and to the extent that the obligations of Borrower under this Section 10.04 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          Section 10.5. Right of Setoff. In addition to and not in limitation of
                        ---------------
all rights of offset that any Lender or other holder of a Line of Credit Note may have under applicable law, each Lender or other holder of a Line of Credit Note shall, upon the occurrence of any Event of Default and whether or not such Lender or such holder has made any demand or any Credit Party's obligations are matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder. Each Lender shall promptly notify Borrower of any offset hereunder.

          Section 10.6. Benefit of Agreement.
                        --------------------

          (1) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

          (2) Any Lender may make, carry or transfer Line of Credit Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender .

          (3) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Line of Credit Commitments and the Line of Credit Loans at the time owing to it and the Line of Credit Notes held by it) to any Eligible Assignee; provided,
                                                                   --------
however, that (i) the Administrative Agent and, so long as no Event of Default
-------
has occurred and is continuing, Borrower must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is an Affiliate of the assigning Lender, (ii) the amount of the Line of Credit Commitments of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a Line of Credit Note or Notes subject to such assignment and, unless such assignment is to an Affiliate of such Lender, a processing and recordation fee of $2,500. Borrower shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Administrative Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Line of Credit Note or Notes, a new Line of Credit Note or Notes to the order of such assignee in a principal amount equal to the applicable Line of Credit Commitments or Line of Credit Loans assumed by it pursuant to such Assignment and Acceptance and new Line of Credit Note or Notes to the assigning Lender in the amount of its retained Line of Credit Commitment or Commitments or amount of its retained Line of Credit Loans. Such new Line of Credit Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Line of Credit Note or Notes, shall be dated the date of the surrendered Line of Credit Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

          (4) Each Lender may, without the consent of Borrower or the Administrative Agent, sell participations without restriction to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Line of Credit Commitments in the Line of Credit Loans owing to it and the Line of Credit Notes held by it), provided, however, that (i) such Lender's obligations under this Agreement shall
--------  -------
remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article III of this Agreement, and (iv) Borrower and the Administrative Agent and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to the Line of Credit Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to Borrower of the name of such participant.

          (5) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of Borrower or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States of America. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information,
(ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrower and the Administrative Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Administrative Agent or Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

          (6) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Line of Credit Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any
              --------
of its obligations hereunder.

          (7) If (i) any Taxes referred to in Section 3.07(b) have been levied or imposed so as to require withholdings or deductions by Borrower and payment by Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender shall make demand for payment of any material additional amounts as compensation for increased costs pursuant to Section 3.10 or for its reduced rate of return pursuant to Section 3.16, or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or the other Credit Documents requested by Borrower, then and in such event, upon request from Borrower delivered to such Lender and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 10.06(c), all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or an Eligible Assignee selected by Borrower, in consideration for the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Line of Credit Loans accrued to the date of such assignment, and the assumption of such Lender's Line of Credit Commitment hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment.

          Section 10.7. Governing Law; Submission to Jurisdiction.
                        -----------------------------------------

          (1) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE LINE OF CREDIT NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

          (2) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE LINE OF CREDIT NOTES OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR ANY OTHER COURT OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (3) BORROWER HEREBY IRREVOCABLY DESIGNATES THE CORPORATION SERVICE COMPANY, ATLANTA, GEORGIA, AS ITS DESIGNEE, APPOINTEE AND LOCAL AGENT TO RECEIVE, FOR AND ON BEHALF OF BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE LINE OF CREDIT NOTES OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH LOCAL AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF SUCH PROCESS BY MAIL TO BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, BUT THE FAILURE OF

BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

          (4) Nothing herein shall affect the right of the Administrative Agent, any Lender, any holder of a Line of Credit Note or any Credit Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

          Section 10.8. Independent Nature of Lenders' Rights. The amounts
                        -------------------------------------
payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Line of Credit Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          Section 10.9. Counterparts. This Agreement may be executed in any
                        ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          Section 10.10.       Effectiveness; Survival.
                               -----------------------

          (1) This Agreement shall become effective on the date (the "Effective Date") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent pursuant to Section 10.01 or, in the case of the Lenders, shall have given to the Administrative Agent written or telex notice (actually received) that the same has been signed and mailed to them.

          (2) The obligations of Borrower under Sections 3.07(b), 3.10, 3.12, 3.13, 3.16, and 10.04 hereof shall survive for ninety (90) days after the payment in full of the Line of Credit Notes after the Final Maturity Date. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Line of Credit Loans hereunder, and the execution and delivery of the Line of Credit Notes.

          Section 10.11.       Severability. In case any provision in or
                               ------------
obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          Section 10.12.      Independence of Covenants. All covenants hereunder
                              -------------------------
shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          Section 10.13.      Change in Accounting Principles, Fiscal Year or
                              -----------------------------------------------
Tax Laws. If (i) any preparation of the financial statements referred to in
--------
Section 6.07 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) (other than changes mandated by FASB
106) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, (ii) there is any change in Borrower's fiscal quarter or fiscal year, or (iii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, Borrower and the Required Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

          Section 10.14.      Headings Descriptive; Entire Agreement. The
                              --------------------------------------
headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

          Section 10.15.      Time is of the Essence.  Time is of the essence in
                              ----------------------
interpreting and performing this Agreement and all other Credit Documents.

          Section 10.16.      Usury. It is the intent of the parties hereto not
                              -----
to violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and Borrower and Lenders agree that, should any provision of this Agreement or of the Line of Credit Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to Lenders by Borrower under this Agreement.

          Section 10.17.      Construction. Should any provision of this
                              ------------
Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that Borrower, the Administrative Agent, the Lenders and their respective agents have participated in the preparation hereof.

          Section 10.18.      Waiver of Effect of Corporate Seal. Borrower
                              ----------------------------------
represents and warrants that it is not required to affix its corporate seal to this Agreement or any other Credit Document pursuant to any Requirement of Law and waives any shortening of the statute of limitations that may result from not affixing the corporate seal to this Agreement or the other Credit Documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.


Address for Notices:                 BORROWER:
-------------------

20 N. Orange Avenue                  HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
                                     By: _______________________________
Attention: J. Stephen Zepf           J. Stephen Zepf
                                     Treasurer

                                     By: _______________________________
                                     Ben Butterfield
                                     Secretary

Address for Notices:           SUNTRUST BANK, CENTRAL FLORIDA,
-------------------            NATIONAL ASSOCIATION, individually and as
                               Administrative Agent
200 S. Orange Avenue
MC 2064
Orlando, Florida 32801
                               By: ______________________________
Attn: Mr. William C. Barr          Name:
                                   Title:
Telecopy No.  407/237-4076


Payment Office:
--------------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

________________________________

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%

Address for Notices:                 FIRST UNION NATIONAL BANK, individually
-------------------                  and as Documentation Agent

225 Water Street
4th Floor
Mail Code FL0060
Jacksonville, Florida 32202          By: _______________________________
Attn: Mr. Michael L. Williamson          Name:
                                         Title:
Telecopy No. 904/361-3560


Payment Office:
--------------

100 S. Ashley Drive
Suite 1000
Mail Code FL4009
Tampa, Florida  32602
Attn: Ms. Mary Doonan

_______________________________

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%

Address for Notices:
-------------------
                                     NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor        Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                     By: _______________________________
Telecopy No.                             Name:
                                         Title:


Payment Office:
--------------

NationsBank, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

_______________________________

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%

Address for Notices:
-------------------
                                    SOUTHTRUST BANK, NATIONAL
150 2nd Avenue North                 ASSOCIATION, individually and as Co-Agent
Suite 470
St. Petersburg, Florida 33701       By: _______________________________
Attn: Mr. Lee Culbreath                 Name:
                                        Title:
Telecopy No. 727/898-5319

Payment Office:
--------------

150 2nd Avenue North
Suite 470
St. Petersburg, Florida 33701
Attn: Ms. Joanne Gundling

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%

Address for Notices:                       ABN AMRO BANK, N.V.
-------------------
Southwest Financial Center
200 S. Biscayne Boulevard, 22nd Floor
Miami, Florida 33131-5311
Attn: Ms. Deborah Day Orozco
                                           By: _______________________________
                                               Name:
                                               Title:
Telecopy No.  (305)372-2397

Payment Office:
--------------

335 Madison Avenue, 16th Floor
New York, New York 10017
Attn: Trade Services Department

_______________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%

Address for Notices:                 PNC BANK, N.A.
-------------------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. James D. Neil
                                     By: _______________________________
Telecopy No. 412/762-6484                Name:
                                         Title:
Payment Office:
--------------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%

Address for Notices:                    WACHOVIA BANK, N.A.
-------------------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Shawn Janko
                                        By: _________________________________
                                            Name:
                                            Title:
Telecopy No. (404)332-5016


Payment Office:
--------------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%

Address for Notices:             THE FIFTH THIRD BANK
-------------------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Kevin J. Walter
                                 By: ____________________________________
Telecopy No. 513/579-5226            Name:  Kevin J. Walter
                                     Title: Large Corporate Banking Officer
Payment Office:
--------------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Megan Heisel

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%

Address for Notices:              HIBERNIA NATIONAL BANK
-------------------

313 Carondelet Street
New Orleans, LA 70130
Attn: Ms. Kristie Peychaud
                                  By: _______________________________
Telecopy No. 504/533-5344             Name:  Kristie Peychaud
                                      Title: Banking Officer
Payment Office:
--------------

313 Carondelet Street
New Orleans, LA 70130
Attn: Ms. Shelly Strada

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%

                              FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT
                           ------------------------

      THIS FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT (the "First Amendment") is made and entered into as of September 29, 1999, by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, FIRST UNION NATIONAL BANK, a national banking association, BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., a national banking association, SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association, HIBERNIA NATIONAL BANK, a national banking association and such other financial institutions becoming a party hereto from time to time, (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK, as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent") and SOUTHTRUST BANK, NATIONAL ASSOCIATION, as Co-Agent for the Lenders (in such capacity, the "Co-Agent").

                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Borrower are party to that certain Line of Credit Agreement dated as of January 26, 1999 (the "Line of Credit Agreement"), pursuant to which the Lenders made available to Borrower credit facilities subject to the terms and conditions set forth therein; and

      WHEREAS, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Borrower, at the request of the Borrower, desire to (i) extend the Line of Credit Termination Date to July 24, 2000 and (ii) amend certain other terms of the Line of Credit Agreement.

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Line of Credit Agreement and agree as follows:

     1. The Line of Credit Agreement is hereby amended by replacing the definition of "Line of Credit Termination Date" in Section 1.01 in its entirety with the following:

          "Line of Credit Termination Date" shall mean the earlier of (i) July
           -------------------------------
     24, 2000 a and (ii) the date on which the Line of Credit Commitments are terminated in accordance with Article VIII.

     2. The Line of Credit Agreement is hereby amended by replacing Section 6.08(c) in its entirety with the following:

         (c)  Minimum Net Worth. Maintain a Consolidated $365,000,000 plus (ii)
              -----------------
     each fiscal quarter ended Net Worth of not less 50% of Consolidated Net after January 30, 1998 than (i) Income (but not and on or prior to the Consolidated Net Loss) date of determination. for

     3. The Line of Credit Agreement is hereby amended by replacing Section 6.08(d) in its entirety with the following:

         (d)  Dividends. Not payment to purchase, or any option, warrant, other
              ---------
     than: declare or pay any redeem, retire or or other right to dividend on its acquire any of its acquire such capital stock, or make Subordinated Debt or Subordinated Debt or any capital stock capital stock, other than

              (i)     dividends payable solely in shares of capital stock;

              (ii) any payments made for the previously issued by Borrower $60,000,000; and repurchase of outstanding in an aggregate amount at any capital stock time not to exceed

              (iii) cash dividends declared and paid and all other such payments made, $1,000,000, plus (y) 50% of after January 29, 1993, in an aggregate amount at any time not to Consolidated Net Income (or minus exceed (x) 100% of Consolidated Net Loss) earned during Borrower's fiscal year ended January 29, 1993, and thereafter (such period to be treated as one accounting period); provided, further,
                                                         --------  -------
         however, no such dividend or other payment may be declared or paid pursuant to clause (ii) or (iii) above unless no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment.

     4.    The Line of Credit Agreement is hereby amended by replacing Section
7.05 in its entirety with the following:

         Section 7.05 Sale and Leaseback Transactions. Sell or transfer any
                      -------------------------------
property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred, except to the extent that at the time any such property is sold and leased back, and after giving effect thereto, the aggregate amount paid (whether in cash or otherwise) for all such property sold and leased back by the Consolidated Companies since the Closing Date does not exceed five percent (5%) of the Consolidated Companies' total assets as reported in the most recent audited annual financial statements delivered to the Administrative Agent pursuant to Section 6.07(a).

     5. Borrower represents and warrants that, as of the date hereof and after giving effect to the transactions contemplated by the First Amendment and the Credit Documents, (i) the assets of Borrower, at fair valuation and based on their present fair saleable value, will exceed Borrower's debts, including contingent liabilities, (ii) the remaining capital of Borrower will not be unreasonably small to conduct Borrower's business, and (iii) Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature. For purposes of this paragraph, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     6. Except as expressly provided herein, the Line of Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Line of Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This First Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

     7. From and after the date hereof, references to the Line of Credit Agreement shall be references to the Line of Credit Agreement as amended hereby.

     8. This First Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this First Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.02 of the Line of Credit Agreement.

     9. THIS FIRST AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     10. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

     11. Borrower shall reimburse the Administrative Agent for the reasonable fees and expenses of counsel for the Administrative Agent in connection with this First Amendment.

          IN WITNESS WHEREOF, Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Required Lenders have caused this First Amendment to be executed as of the date first above written.


Address for Notices:                    BORROWER:
------- --- -------

20 N. Orange Avenue                     HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
Attention: J. Stephen Zepf              By: _______________________________
                                            J. Stephen Zepf
                                            Treasurer


                                        By: ________________________________
                                            Ben Butterfield
                                            Secretary


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:            SUNTRUST BANK, CENTRAL FLORIDA,
------- --- -------             NATIONAL ASSOCIATION, individually and as
                                Administrative Agent
200 S. Orange Avenue
MC 2064
Orlando, Florida 32801
                                By: ______________________________
Attn: Mr. William C. Barr           William C. Barr, III
                                    First Vice President
Telecopy No.  407/237-4076


Payment Office:
------- ------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

________________________________

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:              FIRST UNION NATIONAL BANK, individually
------- --- -------               and as Documentation Agent

225 Water Street
4th Floor
Mail Code FL0060
Jacksonville, Florida 32202       By: _______________________________
Attn: Mr. Mike Carlin                 Name:
                                      Title:
Telecopy No. 904/361-3560


Payment Office:
------- ------

100 S. Ashley Drive
Suite 1000
Mail Code FL4009
Tampa, Florida  32602
Attn: Ms. Mary Doonan

_______________________________

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:
------- --- -------
                                     BANK OF AMERICA, N.A., formerly known as
                                     NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor        Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                     By: _______________________________
Telecopy No.                             Name:
                                         Title:

Payment Office:
------- ------

Bank of America, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

_______________________________

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                         SOUTHTRUST BANK, NATIONAL
------- --- -------                          ASSOCIATION, individually and as
                                              Co-Agent
420 North 20/th/ Street
Birmingham, AL 35203
Attn: Florida Corporate Banking (Orlando)    By: _______________________________
                                                 Name:
Telecopy No. 727/898-5319                        Title:


Payment Office:
------- ------

P.O. Box 830716
Birmingham, AL 35283-0716
Attn: Ms. Joanne Gundling (727/825-2733)

Telecopy No. 727/898-5419

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                       ABN AMRO BANK, N.V.
------- --- -------
Southwest Financial Center
200 S. Biscayne Boulevard, 22nd Floor
Miami, Florida 33131-5311
Attn: Ms. Deborah Day Orozco
                                           By: _______________________________
                                               Name:
                                               Title:
Telecopy No.  (305)372-2397

Payment Office:
------- ------

335 Madison Avenue, 16th Floor
New York, New York 10017
Attn: Trade Services Department

_______________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                    PNC BANK, N.A.
------- --- -------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. Doug King
                                        By: _______________________________
Telecopy No. 412/762-6484                   Name:
                                            Title:
Payment Office:
------- ------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                    WACHOVIA BANK, N.A.
------- --- -------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Bill McCamey
                                        By: _______________________________
                                            Name:
                                            Title:
Telecopy No. (404)332-5016


Payment Office:
------- ------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:               THE FIFTH THIRD BANK
------- --- -------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Kevin J. Walter
                                   By: _______________________________
Telecopy No. 513/579-5226              Name:  Kevin J. Walter
                                       Title: Large Corporate Banking Officer
Payment Office:
------- ------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Megan Heisel

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%


                    [SIGNATURE PAGE TO FIRST AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                  HIBERNIA NATIONAL BANK
------- --- -------

313 Carondelet Street
New Orleans, LA 70130
Attn: Ms. Kristie Peychaud
                                      By: _______________________________
Telecopy No. 504/533-5344                 Name:  Kristie Peychaud
                                          Title: Banking Officer
Payment Office:
------- ------

313 Carondelet Street
New Orleans, LA 70130
Attn: Ms. Shelly Strada

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%

                              SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT
                           ------------------------

      THIS SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT (the "Second Amendment") is made and entered into as of May 29, 2000, by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, a Georgia banking corporation and successor by merger to SunTrust Bank, Central Florida, National Association, FIRST UNION NATIONAL BANK, a national banking association, BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., a national banking association, SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association and such other financial institutions becoming a party hereto from time to time, (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK, as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent") and SOUTHTRUST BANK, NATIONAL ASSOCIATION, as Co-Agent for the Lenders (in such capacity, the "Co-Agent").

                             W I T N E S S E T H:
                             - - - - - - - - - --

      WHEREAS, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Borrower are party to that certain Line of Credit Agreement dated as of January 26, 1999, as amended by that certain First Amendment to Line of Credit Agreement dated as of September 29, 1999 (as so amended, the "Line of Credit Agreement"), pursuant to which the Lenders made available to Borrower credit facilities subject to the terms and conditions set forth therein; and

      WHEREAS, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Borrower, at the request of the Borrower, desire to extend the Line of Credit Termination Date to January 19, 2001.

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Line of Credit Agreement and agree as follows:

      12. The Line of Credit Agreement is hereby amended by replacing the definition of "Line of Credit Termination Date" in Section 1.01 in its entirety with the following:

          "Line of Credit Termination Date" shall mean the earlier of (i)
           -------------------------------
      January 19, 2001 and (ii) the date on which the Line of Credit Commitments are terminated in accordance with Article VIII.

     13. The effectiveness of this Second Amendment is conditioned upon the Administrative Agent's receipt of the following, each dated as of the date hereof, in form and substance reasonably satisfactory in all respects to the Administrative Agent:

     (a)  The duly executed original counterparts of this Second Amendment;

     (b) The duly executed Consent and Ratification of Guaranty (Line of Credit Agreement), dated as of the date hereof, by and among each of the Subsidiaries of Borrower, listed on the signature pages thereof and the Administrative Agent; and

     (c) Certificates of the Secretary or Assistant Secretary of each of the Credit Parties certifying (i) the name, title and true signature of each officer of such entities executing this Second Amendment and the other Credit Documents,
(ii) that there have been no changes to the bylaws or comparable governing documents of such entities since the delivery thereof to the Lenders in connection with the Line of Credit Agreement and that such bylaws or comparable governing documents remain in full force and effect as of the date hereof, (iii) that there have been no changes to the certificates or articles of incorporation of each Credit Party since the delivery thereof to the Lenders in connection with the Line of Credit Agreement and that such certificates or articles of incorporation remain in full force and effect as of the date hereof; and (iv) the resolutions of the board of directors of such entities authorizing the transactions contemplated under the Second Amendment and the other Credit Documents.

     14. Borrower represents and warrants that, as of the date hereof and after giving effect to the transactions contemplated by the Second Amendment and the Credit Documents, (i) the assets of Borrower, at fair valuation and based on their present fair saleable value, will exceed Borrower's debts, including contingent liabilities, (ii) the remaining capital of Borrower will not be unreasonably small to conduct Borrower's business, and (iii) Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature. For purposes of this paragraph, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     15. Except as expressly provided herein, the Line of Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Line of Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Second Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

     16. From and after the date hereof, references to the Line of Credit Agreement shall be references to the Line of Credit Agreement as amended hereby.

     17. This Second Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Second Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.02 of the Line of Credit Agreement.

     18. THIS SECOND AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     19. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

     20. Borrower shall reimburse the Administrative Agent for the reasonable fees and expenses of counsel for the Administrative Agent in connection with this Second Amendment.

          IN WITNESS WHEREOF, Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Required Lenders have caused this Second Amendment to be executed as of the date first above written.


Address for Notices:               BORROWER:
------- --- -------

20 N. Orange Avenue                HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
Attention: J. Stephen Zepf         By:_______________________________
                                      J. Stephen Zepf
                                      Treasurer


                                   By:_______________________________
                                      Ben Butterfield
                                      Secretary


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                       SUNTRUST BANK, formerly known as
------- --- -------
                                           SUNTRUST BANK, CENTRAL FLORIDA,
                                           NATIONAL ASSOCIATION, individually
200 S. Orange Avenue                       and as Administrative Agent
MC 2064
Orlando, Florida 32801
                                           By: ______________________________
Attn: Mr. William C. Barr                      William C. Barr, III
                                               Vice President
Telecopy No. 407/237-4076


Payment Office:
------- ------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

________________________________

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                         FIRST UNION NATIONAL BANK,
------- --- -------
                                             individually and as Documentation
                                             Agent
225 Water Street
4th Floor
Mail Code FL0060
Jacksonville, Florida 32202                  By:_______________________________
Attn: Mr. Mike Carlin                           Name:
                                                Title:
Telecopy No. 904/361-3560


Payment Office:
------- ------

100 S. Ashley Drive
Suite 1000
Mail Code FL4009
Tampa, Florida 32602
Attn: Ms. Mary Doonan

_______________________________

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:
------- --- -------                   BANK OF AMERICA, N.A., formerly known as
                                      NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor         Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                      By:_______________________________
Telecopy No.                             Name:
                                         Title:

Payment Office:
------  ------

Bank of America, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

_______________________________

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                         SOUTHTRUST BANK, NATIONAL
------- --- -------
                                             ASSOCIATION, individually and as
                                             Co-Agent
420 North 20/th/ Street
Birmingham, AL 35203
Attn: Florida Corporate Banking (Orlando)    By:_______________________________
                                                Name:
Telecopy No. 727/898-5319                       Title:


Payment Office:
------- ------

P.O. Box 830716
Birmingham, AL 35283-0716
Attn: Ms. Joanne Gundling (727/825-2733)

Telecopy No. 727/898-5419

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                         ABN AMRO BANK, N.V.
------- --- -------
Southwest Financial Center
200 S. Biscayne Boulevard, 22nd Floor
Miami, Florida 33131-5311
Attn: Ms. Deborah Day Orozco
                                             By:_______________________________
                                                Name:
                                                Title:
Telecopy No.  (305)372-2397

Payment Office:
------- ------

335 Madison Avenue, 16th Floor
New York, New York 10017
Attn: Trade Services Department

_______________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                    PNC BANK, N.A.
------- --- -------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. Doug King
                                        By:_______________________________
Telecopy No. 412/762-6484                  Name:
                                           Title:
Payment Office:
------- ------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                              WACHOVIA BANK, N.A.
------- --- -------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Bill McCamey
                                                  By:___________________________
                                                     Name:
                                                     Title:
Telecopy No. (404)332-5016


Payment Office:
------- ------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%


                    [SIGNATURE PAGE TO SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                    THE FIFTH THIRD BANK
------- --- -------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Daniel Klus
                                        By:_______________________________
Telecopy No. 513/579-5226                  Name: Daniel Klus
                                           Title:
Payment Office:
------- ------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Amy Buquo

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%

                              THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT
                           ------------------------


      THIS THIRD AMENDMENT TO LINE OF CREDIT AGREEMENT (this "Amendment") is made and entered into as December 13, 2000, by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, a Georgia banking corporation and successor by merger to SunTrust Bank, Central Florida, National Association, BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., a national banking association, SOUTHTRUST BANK, an Alabama corporation, formerly known as SouthTrust Bank, N.A., ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association, and such other financial institutions becoming a party hereto from time to time (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and SOUTHTRUST BANK, as Co-Agent for the Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Agent and the Borrower are party to that certain Line of Credit Agreement dated as of January 26, 1999, as amended by that certain First Amendment to Line of Credit Agreement dated as of September 29, 1999 and that certain Second Amendment to Line of Credit Agreement dated as of May 29, 2000 (as so amended, and as further amended, restated, supplemented, or otherwise modified, the "Line of Credit Agreement"), pursuant to which the Lenders made available to Borrower credit facilities subject to the terms and conditions set forth therein; and

      WHEREAS, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Agent and the Borrower, at the request of the Borrower, desire to extend the Line of Credit Termination Date to July 17, 2001.

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Line of Credit Agreement and agree as follows:


                                 A.  AMENDMENT

     1. The Line of Credit Agreement is hereby amended by replacing the definition of "Line of Credit Termination Date" in Section 1.01 in its entirety with the following:

               "Line of Credit Termination Date" shall mean the earlier of (i)
                -------------------------------
     July 17, 2001, and (ii) the date on which the Line of Credit Commitments are terminated in accordance with Article VIII.


                        B. CONDITIONS TO EFFECTIVENESS

          The effectiveness of this Amendment is conditioned upon the Administrative Agent's receipt of the following, each dated as of the date hereof, in form and substance reasonably satisfactory in all respects to the Administrative Agent:

      (a)  The duly executed original counterparts of this Amendment; and

      (b) The duly executed Consent and Ratification of Guaranty (Line of Credit Agreement), dated as of the date hereof, by and among each of the Subsidiaries of Borrower, listed on the signature pages thereof and the Administrative Agent.


                               C.  MISCELLANEOUS

      21. Borrower represents and warrants that after giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties set forth in Article V of the Line of Credit Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

      22. Except as expressly provided herein, the Line of Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Line of Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

      23. From and after the date hereof, references to the Line of Credit Agreement shall be references to the Line of Credit Agreement as amended hereby.

      24. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.02 of the Line of Cr edit Agreement.

      25. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

      26. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

      27. Borrower shall reimburse the Administrative Agent for the reasonable fees and expenses of counsel for the Administrative Agent in connection with this Amendment.

          IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Co-Agent and the Required Lenders have caused this Amendment to be executed as of the date first above written.


Address for Notices:                         BORROWER:
-------------------

20 N. Orange Avenue                          HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
Attention: J. Stephen Zepf                   By:______________________________
                                                 J. Stephen Zepf
                                                 Treasurer


                                             Attest:__________________________
                                                 Ben Butterfield
                                                 Secretary

                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                   SUNTRUST BANK, formerly known as
-------------------                    SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION, individually and as
200 S. Orange Avenue                   Administrative Agent
MC 2064
Orlando, Florida 32801
                                       By: ______________________________
Attn: Mr. William C. Barr                  William C. Barr, III
                                           Vice President
Telecopy No.  407/237-4076


Payment Office:
--------------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

________________________________

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%

                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:
------- --- -------
                                   BANK OF AMERICA, N.A., formerly known as
                                   NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor      Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                   By:_______________________________
Telecopy No.                          Name:
                                      Title:

Payment Office:
------- ------

Bank of America, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

_______________________________

Line of Credit Commitment: $25,000,000.00

Pro Rata Share of Line of Credit Commitment: 33.34%


                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                       SOUTHTRUST BANK, formerly known as
------- -----------                        SouthTrust Bank, N.A., individually
                                           and as Co-Agent

420 North 20/th/ Street
Birmingham, AL 35203
Attn: Florida Corporate Banking (Orlando)  By:_______________________________
                                              Name:
Telecopy No. 727/898-5319                     Title:


Payment Office:
------- ------

P.O. Box 830716
Birmingham, AL 35283-0716
Attn: Ms. Joanne Gundling (727/825-2733)

Telecopy No. 727/898-5419

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%


                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                      ABN AMRO BANK, N.V.
------- --- -------
Southwest Financial Center
200 S. Biscayne Boulevard, 22nd Floor
Miami, Florida 33131-5311
Attn: Ms. Deborah Day Orozco
                                          By:_______________________________
                                             Name:
                                             Title:
Telecopy No.  (305)372-2397

Payment Office:
------- ------

335 Madison Avenue, 16th Floor
New York, New York 10017
Attn: Trade Services Department

_______________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:               PNC BANK, N.A.
------- --- -------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. Doug King
                                   By:_______________________________
Telecopy No. 412/762-6484             Name:
                                      Title:
Payment Office:
------- ------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:               WACHOVIA BANK, N.A.
------- --- -------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Bill McCamey
                                   By:_______________________________
                                      Name:
                                      Title:
Telecopy No. (404)332-5016


Payment Office:
------- ------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%


                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:            THE FIFTH THIRD BANK
------- --- -------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Daniel Klus
                                By:_______________________________
Telecopy No. 513/579-5226          Name: Daniel Klus
                                   Title:
Payment Office:
------- ------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Amy Buquo

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%

                     [SIGNATURE PAGE TO THIRD AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

                 FOURTH AMENDMENT TO LINE OF CREDIT AGREEMENT
                 --------------------------------------------


      THIS FOURTH AMENDMENT TO LINE OF CREDIT AGREEMENT (this "Amendment") is made and entered into as December 20, 2000, by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, a Georgia banking corporation and successor by merger to SunTrust Bank, Central Florida, National Association, BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., a national banking association, SOUTHTRUST BANK, an Alabama corporation, formerly known as SouthTrust Bank, N.A., ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association, and such other financial institutions becoming a party hereto from time to time (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and SOUTHTRUST BANK, as Co-Agent for the Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Agent and the Borrower are party to that certain Line of Credit Agreement dated as of January 26, 1999, as amended by that certain First Amendment to Line of Credit Agreement dated as of September 29, 1999, that certain Second Amendment to Line of Credit Agreement dated as of May 29, 2000, and that certain Third Amendment to Line of Credit Agreement dated as of December __, 2000 (as so amended, and as further amended, restated, supplemented, or otherwise modified, the "Line of Credit Agreement"), pursuant to which the Lenders made available to Borrower credit facilities subject to the terms and conditions set forth therein; and

      WHEREAS, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Agent and the Borrower, at the request of the Borrower, desire to amend certain terms of the Line of Credit Agreement, all as more particularly set forth below..

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Line of Credit Agreement and agree as follows:

                                A.  AMENDMENTS

      1. Section 7.01 of the Credit Agreement is hereby amended by adding the following subsections (h) and (i) in order:

            (h) Indebtedness consisting of (x) Series A Senior Notes dated December 21,

      2000 due November 30, 2003, with an average life of three years in the aggregate amount of $19,000,000 with an interest rate of 8.27%; (y) Series B Senior Notes dated December 21, 2000 due November 30, 2005, with an average life of three years in the aggregate amount of $28,000,000 with an interest rate of 8.27%; and (z) Series C Senior Notes dated December 21, 2000 due November 30, 2007, with an average life of five years in the aggregate amount of $103,000,000 with an interest rate of 8.42%;

           (i) Indebtedness incurred in connection with financing the construction of the Borrower's new branch located in Miami, Florida; provided that the aggregate principal amount of Indebtedness incurred in
      --------
      connection with the Miami branch does not exceed $15,000,000; and Indebtedness incurred in connection with financing the construction of the Borrower's headquarters located in Orlando, Florida; provided that the
                                                           --------
      aggregate principal amount of Indebtedness incurred in connection with the Orlando headquarters does not exceed $25,000,000.

      2. Section 7.02 of the Revolving Credit Agreement is hereby amended by replacing subsection (f) with the following subsection (f) and adding the following subsection (g) in order:

                (f) any Lien on any property securing Indebtedness described in
      Section 7.01(i), incurred for the purpose of financing all or any part of the construction cost of such property and any refinancing thereof; provided that such Lien does not extend to any other property;
      --------

                (g) Liens (other than those permitted by paragraphs (a) through (f) of this Section 7.02) encumbering assets having an Asset Value not greater than $20,000,000 in the aggregate at any one time.


                               B.  MISCELLANEOUS

      28. Borrower represents and warrants that after giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties set forth in Article V of the Line of Credit Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

      29. Except as expressly provided herein, the Line of Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Line of Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

      30. From and after the date hereof, references to the Line of Credit Agreement shall be references to the Line of Credit Agreement as amended hereby.

      31. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.02 of the Line of Credit Agreement.

      32. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

      33. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

      34. Borrower shall reimburse the Administrative Agent for the reasonable fees and expenses of counsel for the Administrative Agent in connection with this Amendment.

          IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Co-Agent and the Required Lenders have caused this Amendment to be executed as of the date first above written.


Address for Notices:               BORROWER:
------- --- -------

20 N. Orange Avenue                HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
Attention: J. Stephen Zepf         By:_______________________________
                                      J. Stephen Zepf
                                      Treasurer


                                   Attest:________________________________
                                          Ben Butterfield
                                          Secretary

                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:               SUNTRUST BANK, formerly known as
------- --- -------                SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION, individually and as
200 S. Orange Avenue               Administrative Agent
MC 2064
Orlando, Florida 32801
                                   By: ______________________________
Attn: Mr. William C. Barr              William C. Barr, III
                                       Vice President
Telecopy No.  407/237-4076


Payment Office:
------- ------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

________________________________

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%


                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:
------- --- -------
                                   BANK OF AMERICA, N.A., formerly known as
                                   NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor      Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                   By:_______________________________
Telecopy No.                          Name:
                                      Title:

Payment Office:
------- ------

Bank of America, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

_______________________________

Line of Credit Commitment: $25,000,000.00

Pro Rata Share of Line of Credit Commitment: 33.34%


                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                       SOUTHTRUST BANK, formerly known as
------- --- -------                        SouthTrust Bank, N.A., individually
                                           and as Co-Agent
420 North 20/th/ Street
Birmingham, AL 35203
Attn: Florida Corporate Banking (Orlando)  By:_______________________________
                                              Name:
Telecopy No. 727/898-5319                     Title:


Payment Office:
------- ------

P.O. Box 830716
Birmingham, AL 35283-0716
Attn: Ms. Joanne Gundling (727/825-2733)

Telecopy No. 727/898-5419

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%

                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:
------- --- ------
                                             ABN AMRO BANK, N.V.

208 South LaSalle Street, Suite 1500
Chicago, Illinois 60604
Attn:  Credit Administration                 By:_______________________________
Telecopy No. 312/992-5111                       Name:
                                                Title:

and
                                             By:_______________________________
One Ravinia Drive, Suite 1200                   Name:
Atlanta, Georgia 30346                          Title:
Attn:  Mr. Pat Fischer
Telecopy No. 770/399-7397


Payment Office:
------- ------

208 South LaSalle Street, Suite 1500
Chicago, Illinois 60604
Attn:  Loan Administration

_______________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%

                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                    PNC BANK, N.A.
------- --- -------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. Doug King
                                        By:_______________________________
Telecopy No. 412/762-6484                  Name:
                                           Title:
Payment Office:
------- ------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%


                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:               WACHOVIA BANK, N.A.
------- --- -------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Bill McCamey
                                   By:_______________________________
                                      Name:
                                      Title:
Telecopy No. (404)332-5016


Payment Office:
------- ------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%


                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT]

Address for Notices:                    THE FIFTH THIRD BANK
------- --- -------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Daniel Klus
                                        By:_______________________________
Telecopy No. 513/579-5226                  Name: Daniel Klus
                                           Title:
Payment Office:
------- ------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Amy Buquo

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%




                    [SIGNATURE PAGE TO FOURTH AMENDMENT TO
                           LINE OF CREDIT AGREEMENT

                  FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT
                  -------------------------------------------


      THIS FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT (this "Amendment") is made and entered into as May 31, 2001, by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, a Georgia banking corporation and successor by merger to SunTrust Bank, Central Florida, National Association, BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., a national banking association, SOUTHTRUST BANK, an Alabama corporation, formerly known as SouthTrust Bank, N.A., ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association, and such other financial institutions becoming a party hereto from time to time (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and SOUTHTRUST BANK, as co-agent for the Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H:
                             - - - - - - - - - --

      WHEREAS, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Agent and the Borrower are party to that certain Line of Credit Agreement dated as of January 26, 1999, as amended by that certain First Amendment to Line of Credit Agreement dated as of September 29, 1999, that certain Second Amendment to Line of Credit Agreement dated as of May 29, 2000, that certain Third Amendment to Line of Credit Agreement dated as of December 13, 2000, and that certain Fourth Amendment to Line of Credit Agreement dated as of December 20, 2000 (as so amended, and as further amended, restated, supplemented, or otherwise modified, the "Line of Credit Agreement"), pursuant to which the Lenders made available to Borrower credit facilities subject to the terms and conditions set forth therein; and

      WHEREAS, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Agent and the Borrower, at the request of the Borrower, desire to extend the Line of Credit Termination Date to January 14, 2002.

      NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Line of Credit Agreement and agree as follows:


                                 A.  AMENDMENT

     2. The Line of Credit Agreement is hereby amended by replacing the definition of "Line of Credit Termination Date" in Section 1.01 in its entirety with the following:

               "Line of Credit Termination Date" shall mean the earlier of (i)
                -------------------------------
     January 14, 2002, and (ii) the date on which the Line of Credit Commitments are terminated in accordance with Article VIII.


                        B. CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment is conditioned upon the Administrative Agent's receipt of the following, each dated as of the date hereof, in form and substance reasonably satisfactory in all respects to the Administrative Agent:

     (a)  The duly executed original counterparts of this Amendment; and

     (b) The duly executed Consent and Ratification of Guaranty (Line of Credit Agreement), dated as of the date hereof, made by each of the Subsidiaries of Borrower listed on the signature pages thereof.


                               C.  MISCELLANEOUS

     35. Borrower represents and warrants that after giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties set forth in Article V of the Line of Credit Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

     36. Except as expressly provided herein, the Line of Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Line of Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

     37. From and after the date hereof, references to the Line of Credit Agreement shall be references to the Line of Credit Agreement as amended hereby.

     38. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.02 of the Line of Credit Agreement.

     39. THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     40. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

     41. Borrower shall reimburse the Administrative Agent for the reasonable fees and expenses of counsel for the Administrative Agent in connection with this Amendment.

          IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Co-Agent and the Lenders have caused this Amendment to be executed as of the date first above written.


Address for Notices:                    BORROWER:
-------------------

20 N. Orange Avenue                     HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
Attention: J. Stephen Zepf              By:_______________________________
                                           J. Stephen Zepf
                                           Treasurer


                                        Attest:________________________________
                                               Ben Butterfield
                                               Secretary

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:          SUNTRUST BANK, formerly known as
-------------------           SUNTRUST BANK, CENTRAL FLORIDA,
                              NATIONAL ASSOCIATION, individually and as
200 S. Orange Avenue          Administrative Agent
MC 2064
Orlando, Florida 32801
                              By: ______________________________
Attn: Mr. William C. Barr         Name:
                                  Title:
Telecopy No.  (407) 237-4076


Payment Office:
--------------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

________________________________

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:
-------------------
                                   BANK OF AMERICA, N.A., formerly known as
                                   NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor      Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                   By:_______________________________
Telecopy No. (305) 533-2437           Name:
                                      Title:

Payment Office:
--------------

Bank of America, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

_______________________________

Line of Credit Commitment: $25,000,000.00

Pro Rata Share of Line of Credit Commitment: 33.34%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:                         SOUTHTRUST BANK, formerly known as
-------------------                          SouthTrust Bank, N.A., individually
                                             and as Co-Agent
420 North 20/th/ Street
Birmingham, AL 35203
Attn: Florida Corporate Banking (Orlando)    By:_______________________________
                                                Name:
Telecopy No. (727) 898-5319                     Title:


Payment Office:
--------------

P.O. Box 830716
Birmingham, AL 35283-0716
Attn: Ms. Joanne Gundling (727-825-2733)

Telecopy No. (727) 898-5419

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:                    ABN AMRO BANK, N.V.
-------------------

208 S. LaSalle Street
Suite 1500
Chicago, Illinois  60604                By:_______________________________
Attn: Credit Administration                Name:
                                           Title:
Telecopy No. (312)992-5111

and                                     By:_______________________________
                                           Name:
One Ravinia Drive                          Title:
Suite 1200
Atlanta, Georgia  30346
Attn: Mr. Pat Fischer

Telecopy No. (770) 399-7397

Payment Office:
--------------

208 S. LaSalle Street
Suite 1500
Chicago, Illinois  60604
Attn: Loan Administration

_______________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:                    PNC BANK, N.A.
-------------------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. Doug King
                                        By:_______________________________
Telecopy No. (412) 762-6484                Name:
                                           Title:
Payment Office:
--------------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

________________________________

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:                    WACHOVIA BANK, N.A.
-------------------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Bill McCamey
                                        By:_______________________________
                                           Name:
                                           Title:
Telecopy No. (404)332-5016


Payment Office:
--------------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

________________________________

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]

Address for Notices:                    THE FIFTH THIRD BANK
-------------------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Daniel Klus
                                        By:_______________________________
Telecopy No. (513) 579-5226                Name:
                                           Title:
Payment Office:
--------------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Amy Buquo

________________________________

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%

        [SIGNATURE PAGE TO FIFTH AMENDMENT TO LINE OF CREDIT AGREEMENT]